UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-7102

                                 THE ARBOR FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip code)

                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                              Baton Rouge, LA 70808
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-259-1926

                    DATE OF FISCAL YEAR END: JANUARY 31, 2004

                   DATE OF REPORTING PERIOD: JANUARY 31, 2004




















ITEM 1.    REPORTS TO STOCKHOLDERS.

                                     ANNUAL
                                     REPORT

                        [GRAPHIC OF LIGHTHOUSE OMITTED]






                        HANCOCK HORIZON FAMILY OF FUNDS


                                JANUARY 31, 2004






                                 The Arbor Fund

                                                                  [LOGO OMITTED]
HANCOCK HORIZON FAMILY OF FUNDS                                 JANUARY 31, 2004
--------------------------------------------------------------------------------




                      TABLE OF CONTENTS
-----------------------------------------------------------
   Shareholder Letter .................................   2
   Economic Overview and Investment Outlook ...........   3
   Investment Philosophy ..............................   7
   Management's Discussion & Analysis .................   8
FINANCIAL STATEMENTS
   Statements of Net Assets ...........................  18
   Statements of Operations ...........................  31
   Statements of Changes in Net Assets ................  32
   Financial Highlights ...............................  34
Notes to Financial Statements .........................  38
Report of Independent Auditors ........................  45
Trustees and Officers of the Arbor Fund ...............  46
Notice to Shareholders ................................  54


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                                        1
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

------------------
SHAREHOLDER LETTER
------------------
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Investment performance for 2003 roared back to life with double-digit returns in most of the major stock indices for the first time in many years. However, 2003 will probably be remembered in the mutual fund industry as one surrounded by scandals, increased shareholder mistrust and heightened regulatory scrutiny.

The Hancock Horizon Funds have performed well with returns for all the equity funds beating both the S&P 500 Composite Index and their respective indices since inception. In addition, we would like to emphasize that we place the highest importance on developing and maintaining our shareholders' trust.

We are also pleased to inform our shareholders that our equity funds (the Hancock Horizon Value Fund, the Hancock Horizon Growth Fund, and the Hancock Horizon Burkenroad Fund) collectively comprise over $100 million of the fund family's $394 million in assets. This is a considerable accomplishment for these funds that started with approximately $20 million in assets less than four years ago.

As we close our fiscal year 2003, we thank you, our shareholders, for sharing in our funds' success. We value your sustained confidence in our management and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Clifton Saik

Clifton Saik
Executive Vice President


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                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK


What a difference a year makes. Twelve months ago deflation, recession, a weak stock market, weak earnings and war fears dominated the news. Today, we have a strong stock market, strong earnings, an expanding economy, and there is even talk of inflation in our future. In our last annual report we noted that fiscal and monetary policy would be pro-growth for some time. We concluded that stocks should be favored over bonds under those circumstances, but we expected only modest growth in corporate earnings. It followed therefore that common stock valuation levels would not expand quickly. We also believed that while bonds would be relatively unattractive investments compared to the past few years, inflation and interest rates would not rise enough to produce negative total returns. It turned out that our forecast for the coming year was directionally accurate, but we underestimated the remarkable resurgence in corporate profitability which supported a very strong advance in common stock prices.

THE ECONOMIC OUTLOOK IS STILL POSITIVE. Fourth quarter 2003 real Gross Domestic Product rose 4.0%, not quite as much as expected but still a solid performance. Manufacturing continues to expand and exports rose twice as fast in last year's fourth quarter compared to the third. Corporate earnings reports are exceeding expectations and consensus estimates are still rising. Housing sales are strong and the consumer is still spending. Money supply growth is accelerating again and banks report that business loan demand is rising for the first time in four years. According to the Federal Reserve, stronger loan demand reflects "increased customer investment in plant and equipment and increased customer needs to finance accounts and inventories." The Fed also indicated that banks were seeing a rise in "inquiries from potential business borrowers." National figures show that state and local government budgets are back in surplus. This implies that the Federal budget deficit will be smaller than expected this year. The cyclical expansion seems to be on firm footing, and there is more fiscal and monetary stimulus in the pipeline.

Employment is not keeping pace with the expanding economy according to the non-farm payroll report. The Household Survey, which measures total civilian employment, tells a different story. This measure of the job market is now higher than it was prior to the recession. A wide disparity has built up since the end of the recession between the relatively weak payroll numbers and strong total civilian employment reports coming out of the Household Survey. Economists are not quite sure why such a wide divergence exists, but other measures of employment such as unemployment claims, layoff trends and the ISM employment indices seem to corroborate the


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                                        3
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

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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (continued)


Household Survey. Strong growth in productivity and declining labor costs have produced a remarkable increase in corporate profit margins and put downward pressure on inflation.

INFLATION IS STILL A NO-SHOW. The core Personal Consumption Expenditures (PCE) deflator rose 0.7% annualized in the fourth quarter. That was down from 1.0% in the third quarter. For 2003, the PCE rose 1.2%, down from 1.7% in 2002. Inflation reports from the rest of the industrialized world are also favorable. The good news on U.S. inflation won't last according to the consensus view, because the Fed is pursuing an "overly accommodative" monetary policy and is already "behind the curve." History indicates that this outlook is justifiable, but to date there is little evidence to support it.

FEDERAL RESERVE OFFICIALS CONTINUE TO INSIST THAT THE FED CAN BE "PATIENT" WITH CURRENT MONETARY POLICY BECAUSE A "SIGNIFICANT" RISE IN INFLATION IS UNLIKELY THIS YEAR OR NEXT. Last year, we noted that fiscal and monetary policy would be pro-growth for some time. That suggested bonds would be less attractive investments going forward, but we did not believe interest rates and inflation were about to rise significantly. Long-term interest rates did not change much between February 2003 and February 2004, but volatility was extraordinary during the intervening months. What caused the wild swings? It would take pages to describe all of the market forces at work, but, simply stated, leveraged bond speculators overreacted to perceived changes in Fed policy and mortgage finance companies added to the trading chaos as they attempted to maintain adequate asset/liability spreads. Unfortunately, the internal dynamics of the bond market have not changed very much. There is still a lot of leverage in the system. Extreme volatility might be the norm for a while longer, even in a low inflation environment. Investors should not forget, however, that the diversification and income benefits of bonds are still important factors in reducing portfolio risk and providing more consistent returns over time.

THE OUTLOOK FOR 2004: What do the Gurus say? The end-of-year forecasting ritual produced a generally upbeat but not exuberant outlook from Wall Street economists and strategists. Outright bears and bulls are few in number. The majority seem to be clustered in a fairly tight range of opinion that might be described as somewhere between "not so bad" and "pretty good." That translates into expectations of a flat to modestly higher (10% or so) stock market and estimates of 3.5% to 4.0% growth in real GDP. Profit


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

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

growth will drive stock returns in this scenario andinterest rates will probably rise, but not enough to end the cyclical bull market in stocks. The bearish view questions the sustainability of the economic upturn and believes that the imbalances left over from the 1990s economic and financial bubble (primarily too much debt) will take years to correct. There are some perma-bears in this group, but others are seasoned professionals with a keen sense of history. The bullish argument boils down to this--low interest rates, low inflation, lower taxes, and lots of liquidity mean a strong economy, rising earnings and perhaps even expanding common stock price/earning ratios.

Will the consensus outlook turn out to be correct or will the prize for prescience be awarded to one of the outliers?

"THE MOST IMPORTANT INGREDIENT IN ANY FORECASTING PROJECT IS NOT FEARLESSNESS BUT HUMILITY", wrote Mark Melcher of the Political Forum in his Forecast 2004. Most, if not all, of the economists and strategists who forecast for a living will privately admit that they are satisfied when their predictions match the general direction of business activity and the financial markets. That is really about all any strategist can hope for, despite the seemingly precise statistics often used to support a particular view. So, with humility and an understanding of the inherent limitations, here is our assessment of the coming year.

The consensus forecast is often wrong when it represents a very strong opinion, such as when the experts are universally bullish or bearish. At the very least when that occurs it is usually worthwhile to consider a contrarian stance. In the current instance, expert opinion is not particularly optimistic or pessimistic. A contrarian viewpoint under these conditions would force us to join the bulls or the bears and neither of these alternatives seem reasonable. The economic and market statistics support the consensus outlook and, in our opinion, it has the highest probability of being accurate.

The next most likely scenario is the bullish one. Stable interest rates and inflation coupled with monetary and fiscal stimulus would be a strong tonic for the economy.

The bears seem least likely to be vindicated in 2004. Their views, however, have more merit looking beyond next year considering the lessons of history regarding post-bubble periods.


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (concluded)


We have some concerns about the long-term outlook ourselves, but at the moment economic and stock market trends are favorable, inflation is low and interest rates are stable. The odds favor a decent year for investors barring the usual risks associated with geopolitical events.

A positive outcome, of course, can never be guaranteed, but what we can say with some conviction is that our efforts will continue to be focused on the primary goal of producing long-term financial well being for our shareholders without exposing their capital to excessive risk.


/s/ John C. Portwood


John C. Portwood, CFA
Chief Investment Strategist


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                                        6
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

-----------------------------------------------
THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY                   [LOGO OMITTED]
-----------------------------------------------                 JANUARY 31, 2004
--------------------------------------------------------------------------------


     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's has rated the Hancock Horizon Treasury Securities Money Market Fund AAAm and Aaa, respectively, their highest quality rating for this type of money market fund.
     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted but over time the core decision making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that are truly representative of the expected risk and return characteristics of each asset class or investment category.


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                                        7
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

----------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------
--------------------------------------------------------------------------------

     The TREASURY SECURITIES MONEY MARKET FUND'S investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations.
     The Fund has been assigned an AAAm rating by Standard & Poor's Corporation and during the year attained a Aaa rating by Moody's Investors Service.
     For the year, the Fund's largest sector weighting consisted of U.S. Treasury Securities. This structure allows the Fund to capture a higher, competitive yield. In addition, it provides an adequate degree of liquidity to our shareholders in coordination with industry standard requirements for money funds as to the quality, maturity, and diversification of investments.
     For the year ended January 31, 2004, the Fund generated a total return of 0.47% for Trust Class shares, 0.22% for Institutional Sweep Class shares, and 0.07% for Class A shares. This compares to a 0.69% return for the iMoneyNet, Inc., U.S. Treasury & Repo Average. At year end, the Fund's net assets totaled $233,183,041.
     Looking ahead, it appears that the U.S. economy will continue to expand. A stronger economy should eventually lead to higher short-term interest rates. However, with a high amount of resource slack within the U.S. economy, combined with low inflation, the Federal Reserve's timing of raising interest rates may be later in calendar year 2004 rather than sooner. As a result, short term interest rates may continue to remain at historic low levels before a secular uptrend develops.

     The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.


[LINE GRAPH OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS AND CLASS A, VERSUS THE IMONEYNET, INC.,
                          U.S. TREASURY & REPO AVERAGE


                                                      Hancock Horizon
             Hancock Horizon                        Treasury Securities
           Treasury Securities   Hancock Horizon          MM Fund,         IMoneynet, Inc.,
               MM Fund,        Treasury Securities     Institutional       U.S. Treasury
               Trust Class       MM Fund, Class A       Sweep Class         & Repo Average
5/31/00          10,000              10,000                10,000              10,000
Jan-01           10,396              10,363                10,379              10,387
Jan-02           10,708              10,621                10,664              10,700
Jan-03           10,821              10,680                10,750              10,807
Jan-04           10,872              10,688                10,774              10,852

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                              ONE YEAR       ANNUALIZED          ANNUALIZED
                               RETURN      3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                     0.47%          1.51%               2.31%
--------------------------------------------------------------------------------
Institutional Sweep Class       0.22%          1.25%               2.05%
--------------------------------------------------------------------------------
Class A                         0.07%          1.03%               1.83%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2004. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


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                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisors, a registered investment advisor and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


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                                        9
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

----------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (CONTINUED)
----------------------------------------------
--------------------------------------------------------------------------------

     For the year ended January 31, 2004, the STRATEGIC INCOME BOND FUND generated a total return of 3.14% for Trust Class shares, 2.89% for Class A shares without a sales charge, -1.20% for Class A shares from which a sales charge has been deducted and 2.12% for Class C shares. This compares to a 7.05% return for the Lipper General Bond Funds Objective and a 5.00% return for the Lehman Intermediate U.S. Government/Credit Index.
     The Fund's investment objective is total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, and investment grade corporate debt with an intermediate term duration structure.
     During the fiscal year, the Fund maintained its largest sector position in investment grade corporate debt, representing approximately 50% of the port-folio. The fiscal year ended with the Fund's average maturity of 3.9 years and a weighted average duration of 3.4 years.
     The U.S. economy expanded at a healthy 4.4% rate during 2003, led by quarter three growth of 8.2%. The employment situation improved during the year. The unemployment rate peaked in June at 6.3% and as of January 31, 2004 stands at 5.6%. Jobs are being created, with a string of five consecutive months of higher payrolls. In addition, inflation remained subdued. Most measures of inflation are growing at less than 2.0% (year after year), while the core CPI and core PPI rose only 1.0% as of December 2003.
     During the year, interest rates were higher, led by the intermediate part of the yield curve, specifically the 5-year and 10-year area. Treasury 5-year rates rose 40 basis points, from 2.93% to 3.33% while Treasury 10-year rates rose 41 basis points, from 3.96% to 4.37%. In addition, shorter-term rates were higher as well. Treasury 2-year rates rose 21 basis points, from 1.69% to 1.90%.
     Looking ahead, it appears that the U.S. economy will continue to expand. Solid consumption and accelerating business spending should propel economic growth to roughly 4.5% this year. A stronger economy, and prospects for continued economic growth, should keep pressure on interest rates to move higher. However, with a high amount of resource slack within the U.S. economy, combined with low inflation, any rise in rates should not be significant.
     Throughout the year, the Fund maintained its strategy of overweighting the corporate bond sector, followed by agency mortgage-backed securities. The balance of the portfolio was comprised of U.S. Treasury and Agency securities.
     In light of these conditions, we intend to continue our strategy of pursuing high quality and above average yields.

     The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.


[LINE GRAPH OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD)
       AND CLASS C, VERSUS THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT
               INDEX AND THE LIPPER GENERAL BOND FUNDS OBJECTIVE


               Hancock Horizon        Hancock Horizon        Hancock Horizon           Lehman
              Strategic Income        Strategic Income       Strategic Income        Intermediate        Lipper General
                 Bond Fund,              Bond Fund,            Bond Fund,         U.S. Government/        Bond Funds
                Trust Class           Class A (with load)       Class C             Credit Index           Objective
5/31/00             10,000                 9,600                  10,000                10,000               10,000
Jan-01              10,856                10,404                  10,792                11,034               10,901
Jan-02              11,571                11,064                  11,413                11,893               11,407
Jan-03              12,469                11,889                  12,186                12,991               12,057
Jan-04              12,861                12,233                  12,444                13,641               12,907


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                                       10
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

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of securities in the Government and Credit Indices.

LIPPER GENERAL BOND FUNDS OBJECTIVE is comprised of Funds that do not have any quality or maturity restrictions.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                              ONE YEAR       ANNUALIZED          ANNUALIZED
                               RETURN      3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                     3.14%          5.81%               7.10%
--------------------------------------------------------------------------------
Class A                         2.89%          5.55%               6.84%
--------------------------------------------------------------------------------
Class A, with load             -1.20%          4.12%               5.66%
--------------------------------------------------------------------------------
Class C                         2.12%          4.86%               6.14%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2004. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


     Hancock Horizon Funds are advised by Horizon Advisors, a registered investment advisor and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       11
                                      ----

----------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (CONTINUED)
----------------------------------------------
--------------------------------------------------------------------------------

     The HANCOCK HORIZON VALUE FUND seeks long-term capital appreciation with a secondary goal of current income.
     Horizon Advisers choose stocks that they believe to be "undervalued" based on their fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
     At January 31, 2004, common stock represented 98.7% of the Value Fund's investments. The Value Fund's largest holdings were in Financial, Consumer Discretionary, and Industrial stocks, while having little or no exposure to Telecommunications or Technology stocks.
     The Value Fund's return for the year ended January 31, 2004 was 32.73% for Trust Class shares, 32.34% for Class A shares without a sales charge, 25.37% for Class A shares from which a sales charge has been deducted and 31.45% for Class C shares. This compares unfavorably to the Fund's benchmark, the Frank Russell 1000 Value Index, and the S&P 500 Composite Index which returned 35.60% and 34.57%, respectively for the same period. While underperforming its benchmark and the market for the most recent year, the Fund's long-term numbers remain quite impressive. According to Lipper, the Fund's three year ranking as of January 31, 2004 was in the top 11% of all Multicap Value Funds. Trust Class was ranked 32nd out of 307, Class A was 38th, and Class C was 50th.
     Looking ahead, the economic growth and corporate profitability experienced in 2003 must continue in 2004 to keep the market and the Fund moving forward. Monetary and fiscal policy must remain generous and employment, capital spending, and inventories must be adding to growth. With 2004 being a presidential election year, the market will be watchful of outcomes that could affect free trade policies and the extension or elimination of tax cuts.

     The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.


[LINE GRAPH OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD) AND
               CLASS C, VERSUS THE FRANK RUSSELL 1000 VALUE INDEX
                      AND THE LIPPER MULTI-CAP VALUE INDEX


              Hancock Horizon  Hancock Horizon    Hancock Horizon      Frank Russell    Lipper Multi-Cap
               Value Fund,       Value Fund,        Value Fund,         1000 Value           Value
               Trust Class    Class A (with load)    Class C              Index              Index
5/31/00          10,000             9,475             10,000              10,000            10,000
Jan-01           11,012            10,414             10,940              10,706            11,245
Jan-02           10,972            10,351             10,808               9,991            10,733
Jan-03            9,905             9,326              9,660               8,299             8,692
Jan-04           13,147            12,343             12,698              11,254            11,854

FRANK RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


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                                       12
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

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                              ONE YEAR       ANNUALIZED          ANNUALIZED
                               RETURN      3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                    32.73%          6.08%               7.74%
--------------------------------------------------------------------------------
Class A                        32.34%          5.83%               7.48%
--------------------------------------------------------------------------------
Class A, with load             25.37%          3.95%               5.91%
--------------------------------------------------------------------------------
Class C                        31.45%          5.09%               6.73%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2004. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


     Hancock Horizon Funds are advised by Horizon Advisors, a registered investment advisor and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


               TOP TEN EQUITY HOLDINGS
---------------------------------------------------
                                     Percentage of
                                      Investments
---------------------------------------------------
 1. Countrywide Financial               1.7%
---------------------------------------------------
 2. Capital One Financial               1.7%
---------------------------------------------------
 3. Peabody Energy                      1.6%
---------------------------------------------------
 4. Centex                              1.6%
---------------------------------------------------
 5. GTECH Holdings                      1.6%
---------------------------------------------------
 6. Brunswick                           1.6%
---------------------------------------------------
 7. Eaton                               1.6%
---------------------------------------------------
 8. Universal                           1.6%
---------------------------------------------------
 9. DR Horton                           1.6%
---------------------------------------------------
10. Ryder System                        1.6%
---------------------------------------------------


     Products of companies in which technology funds invest may be subject to sever competition and rapid obsolescence. Holdings are subject to change.
     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the advisor has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.


                                      ----
                                       13
                                      ----

----------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (CONTINUED)
----------------------------------------------
--------------------------------------------------------------------------------

     The HANCOCK HORIZON GROWTH FUND seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
     Horizon Advisers employ a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
     At January 31, 2004, common stock represented 97.2% of the Growth Fund's investments. The Growth Fund's largest holdings were in Consumer Discretionary, Technology, and Health Care stocks, while Basic Materials, Telecommunications, and Utility stocks accounted for minimal or no exposure.
     The Growth Fund's return for the year ended January 31, 2004 was 37.63% for Trust Class shares, 37.39% for Class A shares without a sales charge, 30.20% for Class A shares from which a sales charge has been deducted and 36.31% for Class C shares. This compares favorably to the Fund's benchmark, the Frank Russell 1000 Growth Index, and the S&P 500 Composite Index which returned 35.69% and 34.57% respectively for the same period. January 31, 2004 marked the third anniversary for the Growth Fund. The Fund's performance for three years relative to its peers was quite impressive. According to Lipper Analytical, the Fund's three year ranking as of January 31, 2004 was in the top 8% of all Multicap Growth Funds. Trust Class was ranked 22nd out of 317, Class A was 24th, and Class C was 29th.
     Looking ahead, the economic growth and corporate profitability experienced in 2003 must continue in 2004 to keep the market and the Fund moving forward. Monetary and fiscal policy must remain generous and employment, capital spending, and inventories must be adding to growth. With 2004 being a presidential election year, the market will be watchful of outcomes that could affect free trade policies and the extension or elimination of tax cuts.

     The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.


[LINE GRAPH OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD)
            AND CLASS C, VERSUS THE FRANK RUSSELL 1000 GROWTH INDEX
                      AND THE LIPPER MULTI-CAP GROWTH INDEX

                              Hancock Horizon
              Hancock Horizon   Growth Fund,     Hancock Horizon    Frank Russell
               Growth Fund,      Class A           Growth Fund,      1000 Growth      Lipper Multi-Cap
               Trust Class      (with load)          Class C            Index           Growth Index
1/31/01          10,000           9,475               10,000            10,000             10,000
Jan-02            8,876           8,395                8,800             7,312              7,161
Jan-03            7,143           6,738                7,014             5,238              5,180
Jan-04            9,830           9,257                9,560             7,107              7,286


FRANK RUSSELL 1000 GROWTH INDEX is an unmanaged index, comprised of 1,000 stocks of the U.S. companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 COMPOSITE INDEX is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock Market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


                                      ----
                                       14
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancocskhorizonfunds.com.

--------------------------------------------------------------------------------
                              ONE YEAR       ANNUALIZED          ANNUALIZED
                               RETURN      3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                    37.63%         -0.57%              -0.57%
--------------------------------------------------------------------------------
Class A                        37.39%         -0.76%              -0.76%
--------------------------------------------------------------------------------
Class A, with load             30.20%         -2.53%              -2.53%
--------------------------------------------------------------------------------
Class C                        36.31%         -1.49%              -1.49%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2004. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

     Hancock Horizon Funds are advised by Horizon Advisors, a registered investment advisor and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money.To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                TOP TEN EQUITY HOLDINGS
------------------------------------------------------
                                        Percentage of
                                         Investments
------------------------------------------------------
 1. Plantronics                            2.2%
------------------------------------------------------
 2. Nextel Communications, Cl A            2.0%
------------------------------------------------------
 3. Symantec                               2.0%
------------------------------------------------------
 4. International Game Technology          1.9%
------------------------------------------------------
 5. Scientific-Atlanta                     1.8%
------------------------------------------------------
 6. Coach                                  1.8%
------------------------------------------------------
 7. XTO Energy                             1.8%
------------------------------------------------------
 8. Transaction Systems Architects, Cl A   1.8%
------------------------------------------------------
 9. Zimmer Holdings                        1.8%
------------------------------------------------------
10. Synopsys                               1.7%
------------------------------------------------------


     Products of companies in which technology funds invest may be subject to sever competition and rapid obsolescence. Holdings are subject to change.
     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the advisor has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.


                                      ----
                                       15
                                      ----

----------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (CONCLUDED)
----------------------------------------------
--------------------------------------------------------------------------------

     The HANCOCK HORIZON BURKENROAD FUND seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
     Horizon Advisers intend to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily consider sales and expense trends, market position, historic and expected earnings and dividends.
     At January 31, 2004, common stock represented 94.1% of the Burkenroad Fund's investments. The Burkenroad Fund's largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications, Material, Utilities, and Information Technology stocks accounted for minimal or no exposure.
     The Burkenroad Fund's return for the year ended January 31, 2004 was 45.88% for Class A shares without a sales charge, 38.18% for Class A shares from which a sales charge has been deducted and 45.42% for Class D shares. While we are happy with these results, the Fund's benchmark, the Frank Russell 2000 Index returned an incredible 58.02% for that same period. However, the Fund did outperform the S&P 500's 34.57% one-year return. The Fund's long-term numbers are still very impressive. Since it's inception of December 31, 2001, the Fund has returned 17.10% annualized for Class A shareholders and 16.88% annualized for Class D shareholders. This compares very favorably to the Frank Russell 2000 Index return of 10.08%.
     Looking ahead, the economic growth and corporate profitability experienced in 2003 must continue in 2004 to keep the market and the Fund moving forward. Monetary and fiscal policy must remain generous and employment, capital spending, and inventories must be adding to growth. With 2004 being a presidential election year, the market will be watchful of outcomes that could affect free trade policies and the extension or elimination of tax cuts.

     The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.


[LINE GRAPH OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD) AND
                  CLASS D, VERSUS THE FRANK RUSSELL 2000 INDEX
                   AND THE LIPPER SMALL-CAP VALUE FUNDS INDEX

          Hancock Horizon
          Burkenroad Fund,   Hancock Horizon
              Class A        Burkenroad Fund,  Frank Russell  Lipper Small-Cap
            (with load)           Class D       2000 Index    Value Funds Index

12/31/01       9,475              10,000          10,000           10,000
Jan-02         9,506              10,033           9,896           10,100
Jan-03         9,024               9,517           7,732            8,728
Jan-04        13,165              13,840          12,218           13,176

FRANK RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.


                                      ----
                                       16
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------
                               ONE YEAR     ANNUALIZED
                                RETURN   INCEPTION TO DATE
--------------------------------------------------------------
CLASS A                          45.88%       17.10%
--------------------------------------------------------------
CLASS A, WITH LOAD               38.18%       14.11%
--------------------------------------------------------------
CLASS D                          45.42%       16.88%
--------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2004. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
     Horizon Advisers serves as investment adviser for the Hancock Horizon Family of Funds.
     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOTaffiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.
     Hancock Horizon Funds are advised by Horizon Advisors, a registered investment advisor and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

               TOP TEN EQUITY HOLDINGS
---------------------------------------------------
                                     Percentage of
                                      Investments
---------------------------------------------------
 1. Sanderson Farms                     2.7%
---------------------------------------------------
 2. EnergySouth                         2.5%
---------------------------------------------------
 3. Eastgroup Properties                2.4%
---------------------------------------------------
 4. Midsouth Bancorp                    2.4%
---------------------------------------------------
 5. Hibbet Sporting Goods               2.3%
---------------------------------------------------
 6. Marine Products                     2.3%
---------------------------------------------------
 7. Parkway Properties                  2.3%
---------------------------------------------------
 8. Stewart Enterprises, Cl A           2.3%
---------------------------------------------------
 9. IBERIABANK                          2.3%
---------------------------------------------------
10. Cleco                               2.3%
---------------------------------------------------

     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which technology funds invest may be subject to sever competition and rapid obsolescence. Holdings are subject to change.


                                      ----
                                       17
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

U.S. TREASURY OBLIGATIONS       38.6%
REPURCHASE AGREEMENTS           61.4%

% of Total Portfolio Investments

--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 38.6%
   U.S. Treasury Bills (B)
     0.935%, 02/05/04                                       $10,000    $  9,999
     0.964%, 02/12/04                                        10,000       9,997
     0.943%, 02/26/04                                        10,000       9,993
     0.959%, 03/04/04                                        10,000       9,991
     0.924%, 07/08/04                                        25,000      24,899
   U.S. Treasury Notes
     2.125%, 08/31/04                                        15,000      15,091
     1.875%, 09/30/04                                        10,000      10,057
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $90,027)                        90,027
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 61.4%
   ABN-AMRO
     0.950%, dated 01/30/04, to be repurchased on
     02/02/04, repurchase price $39,192,874
     (collateralized by various U.S. Treasury
     STRIPS, total market value $39,973,557)(A)              39,190      39,190
   Deutsche Bank
     0.990%, dated 01/30/04, to be repurchased on
     02/02/04, repurchase price $52,004,290
     (collateralized by a U.S Treasury Obligation,
     total market value $53,040,207)(A)                      52,000      52,000


--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

   JP Morgan Chase
     0.970%, dated 01/30/04, to be repurchased on
     02/02/04, repurchase price $52,004,203
     (collateralized by various U.S. Treasury Bills,
     total market value $53,142,317)(A)                     $52,000    $ 52,000
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS (COST $143,190)                          143,190
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.0% (COST $233,217)                          233,217
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.0%
Investment Advisory Fees Payable                                            (34)
Administration Fees Payable                                                 (22)
Distribution Fees Payable                                                    (5)
Shareholder Servicing Fees Payable                                          (28)
Custodian Fees Payable                                                      (10)
Transfer Agent Fees Payable                                                  (5)
Trustees' Fees Payable                                                       (3)
Other Assets and Liabilities, Net                                            73
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       (34)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of the Trust Class Shares
   (unlimited authorization -- no par value) based on
   79,867,003 outstanding shares of beneficial interest                  79,867
Fund shares of the Institutional Sweep Class Shares
   (unlimited authorization -- no par value) based on
   48,081,758 outstanding shares of beneficial interest                  48,082
Fund shares of the Class A Shares
   (unlimited authorization -- no par value) based on
   105,234,282 outstanding shares of beneficial interest                105,234
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                          $233,183
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($79,866,989 / 79,867,003 SHARES)                                      $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL SWEEP CLASS SHARES
   ($48,082,044 / 48,081,758 SHARES)                                      $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($105,234,008 / 105,234,282 SHARES)                                    $1.00

(A) Tri-party Repurchase Agreement
(B) The rate shown represents the security's effective yield at time of purchase.
STRIPS -- Separately Traded Registered Interest and Principal Security

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       18
                                      ----

-----------------------
STATEMENT OF NET ASSETS                                           [LOGO OMITTED]
-----------------------                                         JANUARY 31, 2004
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

[PIE CHART OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

U.S. TREASURY OBLIGATIONS                        9.0%
FOREIGN GOVERNMENTS                              0.5%
CORPORATE BONDS                                 44.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS               8.7%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS     18.6%
COMMERCIAL PAPER                                10.4%
COLLATERALIZED MORTGAGE OBLIGATION               2.1%
CASH EQUIVALENTS                                 5.8%

% of Total Portfolio Investments


--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- 43.7%
   Agriculture -- 3.2%
     Cargill 144A
      4.375%, 06/01/13                                       $2,000     $ 1,899
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                      1,899
--------------------------------------------------------------------------------

   Automotive -- 1.4%
     General Motors
      7.100%, 03/15/06                                          750         805
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                         805
--------------------------------------------------------------------------------

   Banks -- 13.1%
     Bank of America
      7.400%, 01/15/11                                        2,000       2,357
     Bank One
      6.500%, 02/01/06                                        2,000       2,167
     Citigroup
      4.125%, 06/30/05                                        1,000       1,033
     First Union National Bank
      7.875%, 02/15/10                                          500         602
     SunTrust Banks
      7.750%, 05/01/10                                          500         602


--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

   Banks -- (continued)
     US Bancorp MTN
      2.750%, 03/30/06                                       $1,000     $ 1,014
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            7,775
--------------------------------------------------------------------------------

   Chemicals -- 0.3%
     E I Du Pont de Nemours
      6.750%, 10/15/04                                          200         208
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                          208
--------------------------------------------------------------------------------

   Drugs -- 1.7%
     Abbott Laboratories
      5.125%, 07/01/04                                        1,000       1,016
--------------------------------------------------------------------------------
   TOTAL DRUGS                                                            1,016
--------------------------------------------------------------------------------

   Financial Services -- 11.0%
     American General Finance MTN, Series F
      5.910%, 06/12/06                                          500         539
     Bear Stearns
      3.000%, 03/30/06                                        1,000       1,014
     Caterpillar Financial Services
      2.500%, 09/15/04                                          500         502
     First Data
      3.375%, 08/01/08                                          400         400
     Ford Motor Credit
      7.375%, 02/01/11                                          650         712
      6.500%, 01/25/07                                        1,000       1,067
     General Electric Capital MTN, Series A
      6.875%, 11/15/10                                        1,000       1,157
     Lehman Brothers Holdings
      7.000%, 02/01/08                                        1,000       1,132
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               6,523
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 3.8%
     Campbell Soup
      6.750%, 02/15/11                                        1,000       1,144
     Conagra Foods
      6.750%, 09/15/11                                        1,000       1,134
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         2,278
--------------------------------------------------------------------------------


                                      ----
                                       19
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

   Petroleum Refining -- 3.8%
     Conoco
      6.350%, 04/15/09                                       $2,000     $ 2,250
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               2,250
--------------------------------------------------------------------------------

   Retail -- 1.8%
     Target
      5.375%, 06/15/09                                        1,000       1,077
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           1,077
--------------------------------------------------------------------------------

   Semi-Conductors & Instruments -- 2.7%
     Texas Instruments
      6.125%, 02/01/06                                        1,500       1,614
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                    1,614
--------------------------------------------------------------------------------

   Utilities -- 0.9%
     Alabama Power, Series G
      5.375%, 10/01/08                                          500         534
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          534
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS (COST $24,237)                                  25,979
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 18.0%
   FHLMC
     8.000%, 11/01/27                                           161         176
     7.000%, 12/01/06                                             4           4
     7.000%, 12/01/14                                            28          30
     7.000%, 04/01/15                                            57          61
     6.500%, 01/01/32                                           504         529
   FNMA
     7.500%, 04/01/15                                             1           1
     7.500%, 12/01/30                                            46          49
     7.000%, 12/01/06                                            16          17
     7.000%, 07/01/07                                            17          17
     7.000%, 12/01/09                                            38          42
     6.500%, 01/01/32                                           828         869
     4.500%, 07/01/18                                         1,914       1,926
   GNMA
     8.000%, 05/15/30                                            13          14
     7.500%, 08/15/12                                            43          47
     7.500%, 09/15/13                                            37          40
     7.500%, 12/20/29                                            18          19
     7.500%, 06/15/30                                            73          78
     7.000%, 01/15/31                                           308         329
     6.500%, 06/15/08                                             5           6
     6.500%, 10/15/08                                             9           9
     6.500%, 09/15/13                                           108         115


--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                                   (000)        (000)
--------------------------------------------------------------------------------

   GNMA -- (continued)
     6.500%, 03/15/14                                        $  132     $   141
     6.500%, 04/15/14                                            46          49
     6.500%, 03/15/16                                           184         196
     6.500%, 03/15/31                                           110         116
     6.500%, 07/15/31                                           767         810
     6.500%, 02/15/32                                           372         392
     5.000%, 09/15/17                                           696         715
     5.000%, 10/15/18                                            78          80
     5.000%, 11/15/18                                            81          83
     5.000%, 01/15/19                                         1,841       1,890
     5.000%, 03/15/33                                           113         113
     5.000%, 04/15/33                                            43          43
     5.000%, 06/15/33                                         1,737       1,729
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (COST $10,578)      10,735
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 10.1%
   Banks -- 3.4%
     Lasalle Bank
      0.990%, 02/03/04                                        2,000       2,000
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            2,000
--------------------------------------------------------------------------------

   Financial Services -- 6.7%
     Prudential Financial 4(2)  144A
      0.980%, 02/03/04                                        2,000       2,000
     San Paolo Financial
      1.000%, 02/03/04                                        2,000       2,000
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               4,000
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $6,000)                                   6,000
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 8.8%
   U.S. Treasury Notes
     7.500%, 02/15/05                                         1,350       1,437
     6.625%, 05/15/07                                           550         621
     6.500%, 08/15/05                                         1,000       1,075
     6.000%, 08/15/04                                           500         513
     5.875%, 11/15/04                                           500         518
     4.875%, 02/15/12                                         1,000       1,067
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $4,953)                          5,231
--------------------------------------------------------------------------------


                                      ----
                                       20
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         FACE AMOUNT       VALUE
DESCRIPTION                                             (000)/SHARES       (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.4%
   FHLMC
     4.375%, 02/04/10                                        $2,500     $ 2,513
   FNMA(A)
     0.981%, 02/27/04                                         2,500       2,498
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $4,998)                 5,011
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION -- 2.1%
   FHLMC
     6.000%, 10/15/07                                         1,224       1,243
--------------------------------------------------------------------------------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATION (COST $1,233)                 1,243
--------------------------------------------------------------------------------

FOREIGN GOVERNMENTS -- 0.4%
     Province of Manitoba
      4.250%, 11/20/06                                          250         262
--------------------------------------------------------------------------------
   TOTAL FOREIGN GOVERNMENTS (COST $257)                                    262
--------------------------------------------------------------------------------

CASH EQUIVALENTS -- 5.6%
     Federated Treasury Obligation Money Market Fund      1,687,177       1,687
     SEI Daily Income Trust Treasury Fund                 1,687,209       1,687
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $3,374)                                   3,374
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 97.1% (COST $55,630)                             57,835
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 2.9%
Investment Advisory Fees Payable                                            (18)
Administration Fees Payable                                                  (6)
Shareholder Servicing Fees Payable                                           (1)
Custodian Fees Payable                                                       (3)
Transfer Agent Fees Payable                                                  (5)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                         1,756
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                     1,722
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of the Trust Class Shares
   (unlimited authorization -- no par value) based on
   3,381,391 outstanding shares of beneficial interest                  $51,468
Fund shares of the Class A Shares
   (unlimited authorization -- no par value) based on
   367,748 outstanding shares of beneficial interest                      5,842
Fund shares of the Class C Shares
   (unlimited authorization -- no par value) based on
   7,079 outstanding shares of beneficial interest                          115
Undistributed net investment income                                          16
Accumulated net realized loss on investments                                (89)
Net unrealized appreciation on investments                                2,205
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                           $59,557
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($53,620,879 / 3,381,391 SHARES)                                      $15.86
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($5,824,192 / 367,748 SHARES)                                         $15.84
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($15.84 / 96.00%)                                      $16.50
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($112,399 / 7,079 SHARES)                                             $15.88

(A) The rate shown represents the security's effective yield at time of purchase.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
144A -- Securities sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933 as amended, and may be sold only to the dealers in that program or other "accredited investors."

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       21
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

VALUE FUND

--------------------------------------------------------------------------------

[PIE CHART OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

COMMON STOCK       98.7%
CASH EQUIVALENT     1.3%

% of Total Portfolio Investments


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.3%
   Agriculture -- 1.4%
     Monsanto                                                28,000     $   857
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                        857
--------------------------------------------------------------------------------

   Automotive -- 4.2%
     General Motors                                          17,000         845
     Lear                                                    13,000         854
     Paccar                                                  10,000         786
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       2,485
--------------------------------------------------------------------------------

   Banks -- 15.5%
     Associated Banc-Corp                                    18,000         777
     Bank of America                                         10,000         815
     Compass Bancshares                                      20,000         788
     Cullen/Frost Bankers                                    20,000         809
     First Tennessee National                                17,000         755
     Golden West Financial                                    7,000         726
     JP Morgan Chase                                         21,000         817
     Marshall & Ilsley                                       21,000         805
     Regions Financial                                       17,000         637
     SouthTrust                                              23,000         782


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Banks -- (continued)
     US Bancorp                                              25,000     $   707
     Washington Mutual                                       17,000         753
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            9,171
--------------------------------------------------------------------------------

   Building & Construction -- 6.2%
     Brunswick                                               27,000         941
     Centex                                                   9,000         953
     DR Horton                                               33,000         927
     Pulte Homes                                             20,000         863
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                          3,684
--------------------------------------------------------------------------------

   Coal Mining -- 1.6%
     Peabody Energy                                          24,000         961
--------------------------------------------------------------------------------
   TOTAL COAL MINING                                                        961
--------------------------------------------------------------------------------

   Electrical Utilities -- 4.3%
     Centerpoint Energy                                      85,000         892
     Constellation Energy Group                              21,000         845
     Public Service Enterprise Group                         18,000         818
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                                             2,555
--------------------------------------------------------------------------------

   Financial Services -- 12.1%
     American Express                                        16,000         829
     Bear Stearns                                            10,000         824
     Capital One Financial                                   14,000         995
     Citigroup                                               18,000         891
     Countrywide Financial                                   12,250       1,024
     Goldman Sachs Group                                      9,000         896
     Lehman Brothers Holdings                                11,000         903
     Merrill Lynch                                           13,000         764
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               7,126
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 2.9%
     Hershey Foods                                           10,000         755
     Universal                                               19,000         929
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         1,684
--------------------------------------------------------------------------------

   Gas & Natural Gas -- 4.0%
     AGL Resources                                           24,000         704
     Kinder Morgan                                           14,000         826
     Sempra Energy                                           27,000         841
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                2,371
--------------------------------------------------------------------------------


                                      ----
                                       22
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Insurance -- 7.8%
     AMBAC Financial Group                                   10,000     $   748
     Everest Re Group Ltd.                                   10,000         851
     Fidelity National Financial                             22,000         906
     Metlife                                                 20,000         671
     Old Republic International                              30,000         776
     Torchmark                                               14,000         664
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                        4,616
--------------------------------------------------------------------------------

   Manufacturing -- 4.4%
     Crane                                                   27,000         811
     Eaton                                                    8,000         929
     Ingersoll-Rand, Cl A                                    13,000         865
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                    2,605
--------------------------------------------------------------------------------

   Medical Products & Services -- 3.0%
     Aetna                                                   12,000         840
     Pacificare Health Systems*                              28,000         920
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      1,760
--------------------------------------------------------------------------------

   Metals & Mining -- 1.5%
     Precision Castparts                                     19,000         889
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                    889
--------------------------------------------------------------------------------

   Miscellaneous Business Services -- 5.9%
     Cendant*                                                40,000         906
     Energizer Holdings*                                     21,000         871
     GTECH Holdings                                          17,000         945
     Hasbro                                                  38,000         751
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  3,473
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 4.2%
     Burlington Resources                                    13,000         712
     ConocoPhillips                                          13,000         856
     Occidental Petroleum                                    20,000         881
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        2,449
--------------------------------------------------------------------------------

   Professional Services -- 1.5%
     Apollo Group, Cl A*                                     12,000         891
--------------------------------------------------------------------------------
   TOTAL PROFESSIONAL SERVICES                                              891
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Retail -- 5.2%
     Applebees International                                 22,000     $   838
     BJ's Wholesale Club*                                    32,000         693
     McDonald's                                              35,000         901
     Sears Roebuck                                           15,000         664
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           3,096
--------------------------------------------------------------------------------

   Rubber & Plastic -- 2.7%
     Cytec Industries*                                       22,000         768
     Sealed Air*                                             16,000         797
--------------------------------------------------------------------------------
   TOTAL RUBBER & PLASTIC                                                 1,565
--------------------------------------------------------------------------------

   Telephones & Telecommunication -- 2.8%
     Alltel                                                  17,000         827
     BellSouth                                               29,000         848
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   1,675
--------------------------------------------------------------------------------

   Transportation Services -- 3.0%
     Alexander & Baldwin                                     27,000         871
     Ryder System                                            25,000         920
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          1,791
--------------------------------------------------------------------------------

   Utilities -- 4.1%
     Entergy                                                 14,000         819
     Exelon                                                  12,000         804
     Southern                                                27,000         804
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                        2,427
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $44,635)                                     58,131
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 1.3%
     SEI Daily Income Trust Treasury Fund                   758,387         758
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $758)                                        758
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.6% (COST $45,393)                             58,889
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.4%
Investment Advisory Fees Payable                                            (35)
Administration Fees Payable                                                  (6)
Shareholder Servicing Fees Payable                                           (2)
Custodian Fees Payable                                                       (3)
Transfer Agent Fees Payable                                                  (5)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                           306
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       254
--------------------------------------------------------------------------------


                                      ----
                                       23
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

VALUE FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of the Trust Class Shares
   (unlimited authorization -- no par value) based on
   2,584,442 outstanding shares of beneficial interest                  $39,769
Fund shares of the Class A Shares
   (unlimited authorization -- no par value) based on
   488,308 outstanding shares of beneficial interest                      8,072
Fund shares of the Class C Shares
   (unlimited authorization -- no par value) based on
   9,373 outstanding shares of beneficial interest                          158
Undistributed net investment income                                          15
Accumulated net realized loss on investments                             (2,367)
Net unrealized appreciation on investments                               13,496
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                           $59,143
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($49,608,752 / 2,584,442 SHARES)                                      $19.20
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($9,355,785 / 488,308 SHARES)                                         $19.16
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($19.16 / 94.75%)                                      $20.22
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($178,064 / 9,373 SHARES)                                             $19.00

* Non-income producing security.
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       24
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

GROWTH FUND

--------------------------------------------------------------------------------

[PIE CHART OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

COMMON STOCK       97.2%
CASH EQUIVALENT     2.8%

% of Total Portfolio Investments


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.2%
   Apparel & Textiles -- 1.4%
     Mohawk Industries*                                       8,000     $   557
--------------------------------------------------------------------------------
   TOTAL APPAREL & TEXTILES                                                 557
--------------------------------------------------------------------------------

   Automotive -- 3.2%
     Johnson Controls                                        10,000         588
     United Rentals*                                         29,000         650
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       1,238
--------------------------------------------------------------------------------

   Building & Construction -- 5.9%
     Dycom Industries*                                       20,000         518
     KB Home                                                  8,000         540
     Lennar, Cl A                                            14,000         617
     York International                                      16,000         610
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                          2,285
--------------------------------------------------------------------------------

   Communications Equipment -- 1.8%
     Scientific-Atlanta                                      21,000         711
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                                           711
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Computer Software -- 8.1%
     Adobe Systems                                           14,000     $   538
     Citrix Systems*                                         24,000         483
     Electronic Arts*                                        14,000         656
     Symantec*                                               20,000         776
     Transaction Systems Architects, Cl A*                   31,000         696
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                                                3,149
--------------------------------------------------------------------------------

   Computers & Services -- 7.7%
     Autodesk                                                22,000         562
     Computer Sciences*                                      13,000         581
     Dell*                                                   17,000         569
     International Game Technology                           20,000         749
     Sandisk*                                                10,000         544
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                             3,005
--------------------------------------------------------------------------------

   Consumer Products -- 2.7%
     Reebok International Ltd.                               14,000         543
     Timberland, Cl A*                                       10,000         498
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                1,041
--------------------------------------------------------------------------------

   Educational Services -- 1.3%
     Career Education*                                       10,000         504
--------------------------------------------------------------------------------
   TOTAL EDUCATIONAL SERVICES                                               504
--------------------------------------------------------------------------------

   Financial Services -- 1.5%
     MBNA                                                    22,000         593
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                                 593
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 1.5%
     Constellation Brands, Cl A*                             17,000         570
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           570
--------------------------------------------------------------------------------

   Insurance -- 1.5%
     Progressive                                              7,000         578
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                          578
--------------------------------------------------------------------------------

   Machinery -- 1.5%
     Graco                                                   14,000         577
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                                          577
--------------------------------------------------------------------------------

   Manufacturing -- 1.8%
     Coach*                                                  20,000         709
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                      709
--------------------------------------------------------------------------------


                                      ----
                                       25
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

GROWTH FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Medical Products & Services -- 17.7%
     Beckman Coulter                                         11,000     $   600
     Boston Scientific*                                      15,000         612
     Coventry Health Care*                                    8,000         530
     Guidant                                                 10,000         639
     Health Net*                                             15,000         499
     Mylan Laboratories                                      23,000         561
     Pharmaceutical Resources*                                7,000         434
     Quest Diagnostics                                        5,000         425
     UnitedHealth Group                                      10,000         609
     Varian Medical Systems*                                  8,000         664
     WellPoint Health Networks*                               6,000         630
     Zimmer Holdings*                                         9,000         688
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      6,891
--------------------------------------------------------------------------------

   Miscellaneous Business Services -- 3.0%
     Dun & Bradstreet*                                       10,300         514
     Synopsys*                                               19,000         671
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  1,185
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 4.6%
     Anadarko Petroleum                                      11,000         549
     Pogo Producing                                          13,000         519
     XTO Energy                                              27,000         708
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,776
--------------------------------------------------------------------------------

   Retail -- 18.6%
     Autonation*                                             29,000         475
     Barnes & Noble*                                         17,000         575
     Bed Bath & Beyond*                                      13,000         528
     Best Buy                                                12,000         605
     CBRL Group                                              15,000         563
     Claire's Stores                                         32,000         586
     CVS                                                     16,000         572
     Dollar Tree Stores*                                     14,000         448
     Gap                                                     28,000         520
     Home Depot                                              17,000         603
     RadioShack                                              18,000         586
     Ruby Tuesday                                            20,000         559
     Staples*                                                22,400         596
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           7,216
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Semi-Conductors & Instruments -- 3.2%
     Intel                                                   19,000     $   581
     Silicon Laboratories*                                   13,000         667
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                    1,248
--------------------------------------------------------------------------------

   Telephones & Telecommunication -- 4.2%
     Nextel Communications, Cl A*                            30,000         792
     Plantronics*                                            21,000         841
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   1,633
--------------------------------------------------------------------------------

   Transportation Services -- 2.8%
     FedEx                                                    7,000         471
     JB Hunt Transport Services*                             24,000         631
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          1,102
--------------------------------------------------------------------------------

   Utilities -- 1.6%
     American Power Conversion                               25,000         620
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          620
--------------------------------------------------------------------------------

   Wholesale -- 1.6%
     Sysco                                                   16,000         607
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                                                          607
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $28,785)                                     37,795
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 2.8%
     SEI Daily Income Trust Treasury Fund                 1,076,431       1,076
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $1,076)                                    1,076
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.0% (COST $29,861)                            38,871
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.0%
Investment Advisory Fees Payable                                            (22)
Administration Fees Payable                                                  (4)
Shareholder Servicing Fees Payable                                           (1)
Custodian Fees Payable                                                       (2)
Transfer Agent Fees Payable                                                  (5)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                            36
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                         1
--------------------------------------------------------------------------------


                                      ----
                                       26
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of the Trust Class Shares
   (unlimited authorization -- no par value) based on
   2,196,526 outstanding shares of beneficial interest                  $27,844
Fund shares of the Class A Shares
   (unlimited authorization -- no par value) based on
   433,298 outstanding shares of beneficial interest                      5,377
Fund shares of the Class C Shares
   (unlimited authorization -- no par value) based on
   9,402 outstanding shares of beneficial interest                          102
Accumulated net realized loss on investments                             (3,461)
Net unrealized appreciation on investments                                9,010
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                           $38,872
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($32,386,918 / 2,196,526 SHARES)                                      $14.74
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($6,350,592 / 433,298 SHARES)                                         $14.66
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($14.66 / 94.75%)                                      $15.47
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($134,787 / 9,402 SHARES)                                             $14.34

* Non-income producing security.
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       27
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

BURKENROAD FUND

--------------------------------------------------------------------------------


[PIE CHART OMITTED]
DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

COMMON STOCK       94.1%
CASH EQUIVALENT     5.9%

% of Total Portfolio Investments


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 95.5%
   Aerospace & Defense -- 3.1%
     Airtran Holdings*                                        3,500      $   40
     Petroleum Helicopters*                                   2,400          66
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                106
--------------------------------------------------------------------------------

   Apparel & Textiles -- 1.8%
     Russell                                                  3,500          62
--------------------------------------------------------------------------------
   TOTAL APPAREL & TEXTILES                                                  62
--------------------------------------------------------------------------------

   Automotive -- 1.4%
     Group 1 Automotive*                                      1,300          48
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                          48
--------------------------------------------------------------------------------

   Banks -- 10.7%
     Alabama National Bancorp                                 1,000          53
     Britton & Koontz Capital                                 4,100          74
     IBERIABANK                                               1,300          79
     Midsouth Bancorp                                         2,300          81
     Teche Holding                                            2,000          76
--------------------------------------------------------------------------------
   TOTAL BANKS                                                              363
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Building & Construction -- 2.2%
     Craftmade International                                  2,950      $   74
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                             74
--------------------------------------------------------------------------------

   Commercial Services -- 2.3%
     Team*                                                    7,000          78
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL SERVICES                                                 78
--------------------------------------------------------------------------------

   Computers & Services -- 1.6%
     InterVoice*                                              4,500          55
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                                55
--------------------------------------------------------------------------------

   Consumer Products -- 4.2%
     Helen of Troy Ltd.*                                      2,200          63
     Marine Products                                          4,000          80
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                  143
--------------------------------------------------------------------------------

   Correctional Institutions -- 1.4%
     Geo Group*                                               2,140          49
--------------------------------------------------------------------------------
   TOTAL CORRECTIONAL INSTITUTIONS                                           49
--------------------------------------------------------------------------------

   Financial Services -- 1.6%
     First Cash Financial Services*                           1,800          53
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                                  53
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 6.2%
     National Beverage*                                       3,500          58
     Riviana Foods                                            2,300          59
     Sanderson Farms                                          1,900          93
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           210
--------------------------------------------------------------------------------

   Funeral Services -- 2.4%
     Stewart Enterprises, Cl A*                              12,500          80
--------------------------------------------------------------------------------
   TOTAL FUNERAL SERVICES                                                    80
--------------------------------------------------------------------------------

   Gas & Natural Gas -- 2.5%
     EnergySouth                                              2,300          85
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                   85
--------------------------------------------------------------------------------

   Hotels & Lodging -- 1.4%
     Isle of Capri Casinos*                                   2,300          48
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                                                    48
--------------------------------------------------------------------------------


                                      ----
                                       28
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

BURKENROAD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Medical Products & Services -- 2.9%
     Orthodontic Centers of America*                          6,000      $   47
     Pediatrix Medical Group*                                   870          51
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                         98
--------------------------------------------------------------------------------

   Metals & Mining -- 3.7%
     Encore Wire*                                             2,500          54
     Shaw Group*                                              6,000          70
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                    124
--------------------------------------------------------------------------------

   Office Furniture & Fixtures -- 1.7%
     Global Imaging Systems*                                  1,800          57
--------------------------------------------------------------------------------
   TOTAL OFFICE FURNITURE & FIXTURES                                         57
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 11.3%
     Cabot Oil & Gas                                          1,160          35
     Denbury Resources*                                       5,200          74
     Gulf Island Fabrication*                                 4,400          72
     KCS Energy*                                              7,000          70
     Newpark Resources*                                       6,600          32
     RPC                                                      2,100          24
     Stone Energy*                                            1,800          76
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                          383
--------------------------------------------------------------------------------

   Real Estate Investment Trust -- 4.8%
     Eastgroup Properties                                     2,400          83
     Parkway Properties                                       1,700          80
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       163
--------------------------------------------------------------------------------

   Retail -- 12.9%
     Bombay*                                                  4,000          30
     Haverty Furniture                                        2,100          44
     Hibbett Sporting Goods*                                  2,600          81
     Landry's Restaurants                                     1,300          36
     Movie Gallery                                            2,600          52
     Rare Hospitality International*                          1,800          46
     Sonic*                                                   2,300          76
     Tuesday Morning*                                         2,300          73
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                             438
--------------------------------------------------------------------------------

   Rubber & Plastic -- 1.8%
     Gundle/Slt Environmental*                                3,400          62
--------------------------------------------------------------------------------
   TOTAL RUBBER & PLASTIC                                                    62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                  SHARES        (000)
--------------------------------------------------------------------------------

   Services -- 3.4%
     Gevity HR                                                2,900      $   65
     Rollins                                                  2,000          51
--------------------------------------------------------------------------------
   SERVICES                                                                 116
--------------------------------------------------------------------------------

   Transportation Services -- 4.7%
     Allied Holdings*                                         9,700          70
     Conrad Industries*                                       9,400          28
     Kirby*                                                   1,850          61
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                            159
--------------------------------------------------------------------------------

   Utilities -- 2.3%
     Cleco                                                    4,300          78
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                           78
--------------------------------------------------------------------------------

   Wholesale -- 3.2%
     Hughes Supply                                              750          37
     SCP Pool*                                                2,200          71
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                                                          108
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $2,461)                                       3,240
--------------------------------------------------------------------------------

CASH EQUIVALENTS -- 6.0%
     Federated Treasury Obligation Money Market Fund         50,406          50
     SEI Daily Income Trust Treasury Fund                   154,296         154
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $204)                                       204
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 101.5% (COST $2,665)                              3,444
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (1.5)%
Receivable From Investment Advisor                                            1
Shareholder Servicing Fees Payable                                           (1)
Custodian Fees Payable                                                       (1)
Transfer Agent Fees Payable                                                  (3)
Other Assets and Liabilities, Net                                           (48)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       (52)
--------------------------------------------------------------------------------


                                      ----
                                       29
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

BURKENROAD FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           VALUE
DESCRIPTION                                                                (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of the Class A Shares
   (unlimited authorization -- no par value) based on
   104,041 outstanding shares of beneficial interest                     $1,645
Fund shares of the Class D Shares
   (unlimited authorization -- no par value) based on
   60,086 outstanding shares of beneficial interest                       1,012
Accumulated net realized loss on investments                                (44)
Net unrealized appreciation on investments                                  779
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                            $3,392
--------------------------------------------------------------------------------

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($2,153,149 / 104,041 SHARES)                                         $20.70
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($20.70 / 94.75%)                                      $21.85
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS D SHARES
   ($1,238,912 / 60,086 SHARES)                                          $20.62

* Non-income producing security.
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       30
                                      ----

--------------------------------
  STATEMENTS OF OPERATIONS (000)                                  [LOGO OMITTED]
--------------------------------             FOR THE YEAR ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------

                                     TREASURY SECURITIES STRATEGIC INCOME
                                      MONEY MARKET FUND      BOND FUND           VALUE FUND         GROWTH FUND   BURKENROAD FUND
                                      -----------------  -----------------       ----------         -----------   ---------------
INVESTMENT INCOME:
   Interest income                          $2,331            $2,527              $     6             $     6           $  1
   Dividend income                              --                --                  950                 106             25
                                            ------            ------              -------             -------           ----
   TOTAL INVESTMENT INCOME                   2,331             2,527                  956                 112             26
                                            ------            ------              -------             -------           ----
EXPENSES:
   Investment advisory fees                    882               336                  377                 249             21
   Administration fees                         286                72                   61                  40              3
   12b-1 fees - Class A                        212                --                   --                  --             --
   12b-1 fees - Class C                        n/a                 1                    1                   1            n/a
   12b-1 fees - Class D                        n/a               n/a                  n/a                 n/a              2
   Shareholder servicing fees -
     Institutional Sweep Class                 100               n/a                  n/a                 n/a            n/a
   Shareholder servicing fees - Class A        212                13                   15                  10              4
   Shareholder servicing fees - Class C        n/a                --                   --                  --            n/a
   Shareholder servicing fees - Class D        n/a               n/a                  n/a                 n/a              2
   Custodian fees                               66                17                   14                   9              3
   Transfer agent fees                          45                45                   45                  45             30
   Trustees' fees                               14                 4                    3                   2             --
   Professional fees                           113                27                   23                  15              2
   Printing fees                                38                 9                    7                   5             --
   Registration fees                            11                 3                    2                   1             --
   Insurance and other expenses                 48                11                    2                   1             --
                                            ------            ------              -------             -------           ----
   Total Expenses                            2,027               538                  550                 378             67
   Less: Investment advisory fees waived      (223)             (103)                 (31)                (26)           (21)
   Less: Reimbursement of other expenses
     by investment adviser                      --                --                   --                  --            (13)
   Less: 12b-1 fees waived - Class A           (87)               --                   --                  --             --
                                            ------            ------              -------             -------           ----
   TOTAL NET EXPENSES                        1,717               435                  519                 352             33
                                            ------            ------              -------             -------           ----
     NET INVESTMENT INCOME (LOSS)              614             2,092                  437                (240)            (7)
                                            ------            ------              -------             -------           ----
   Net realized gain (loss) from security
     transactions                               --               (14)               1,640               1,587             16
   Net change in unrealized appreciation
     (depreciation) on investments              --              (406)              11,466               8,417            856
                                            ------            ------              -------             -------           ----
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS                             --              (420)              13,106              10,004            872
                                            ------            ------              -------             -------           ----
   INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS              $  614            $1,672              $13,543             $ 9,764           $865
                                            ======            ======              =======             =======           ====

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       31
                                      ----

-------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------
--------------------------------------------------------------------------------

                                                               TREASURY SECURITIES                    STRATEGIC INCOME
                                                                MONEY MARKET FUND                        BOND FUND
                                                         --------------------------              -------------------------
                                                            2004              2003                  2004             2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                         $     614         $   2,003               $ 2,092          $ 2,332
   Net realized gain (loss) from security transactions         --                --                   (14)            (104)
   Net change in unrealized appreciation
     (depreciation) on investments                             --                --                  (406)           1,450
                                                        ---------         ---------               -------          -------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                          614             2,003                 1,672            3,678
                                                        ---------         ---------               -------          -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Trust Class Shares                                      (462)           (1,157)               (1,950)          (2,228)
     Institutional Sweep Class Shares                         (94)             (607)                  n/a              n/a
     Class A Shares                                           (58)             (239)                 (193)            (105)
     Class C Shares                                           n/a               n/a                    (4)              (1)
   Realized capital gains:
     Trust Class Shares                                        --                --                    --              (25)
     Class A Shares                                            --                --                    --               (2)
     Class C Shares                                           n/a               n/a                    --               --
     Class D Shares                                           n/a               n/a                   n/a              n/a
                                                        ---------         ---------               -------          -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                         (614)           (2,003)               (2,147)          (2,361)
                                                        ---------         ---------               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
     Trust Class Shares:
       Shares issued                                      222,256           102,073                11,991            9,130
       Shares reinvested                                       --                15                    95               56
       Shares redeemed                                   (238,363)         (141,628)               (6,453)          (8,245)
                                                        ---------         ---------               -------          -------
     TOTAL TRUST CLASS SHARES TRANSACTIONS                (16,107)          (39,540)                5,633              941
                                                        ---------         ---------               -------          -------
     Institutional Sweep Class Shares:
       Shares issued                                      546,067           401,747                   n/a              n/a
       Shares reinvested                                        6                14                   n/a              n/a
       Shares redeemed                                   (572,695)         (410,759)                  n/a              n/a
                                                        ---------         ---------               -------          -------
     TOTAL INSTITUTIONAL SWEEP CLASS SHARES
     TRANSACTIONS                                         (26,622)           (8,998)                  n/a              n/a
                                                        ---------         ---------               -------          -------
     Class A Shares:
       Shares issued                                      231,043           129,263                 2,817            4,946
       Shares reinvested                                       11                79                   182              100
       Shares redeemed                                   (182,743)         (104,251)               (1,759)            (959)
                                                        ---------         ---------               -------          -------
     TOTAL CLASS A SHARES TRANSACTIONS                     48,311            25,091                 1,240            4,087
                                                        ---------         ---------               -------          -------
     Class C Shares:
       Shares issued                                          n/a               n/a                   177               36
       Shares reinvested                                      n/a               n/a                     3                1
       Shares redeemed                                        n/a               n/a                  (103)              --
                                                        ---------         ---------               -------          -------
     TOTAL CLASS C SHARES TRANSACTIONS                        n/a               n/a                    77               37
                                                        ---------         ---------               -------          -------
     Class D Shares:
       Shares issued                                          n/a               n/a                   n/a              n/a
       Shares reinvested                                      n/a               n/a                   n/a              n/a
       Shares redeemed                                        n/a               n/a                   n/a              n/a
                                                        ---------         ---------               -------          -------
     TOTAL CLASS D SHARES TRANSACTIONS                        n/a               n/a                   n/a              n/a
                                                        ---------         ---------               -------          -------
     TOTAL INCREASE (DECREASE) IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                           5,582           (23,447)                6,950            5,065
                                                        ---------         ---------               -------          -------
         TOTAL INCREASE (DECREASE) IN NET ASSETS            5,582           (23,447)                6,475            6,382
                                                        ---------         ---------               -------          -------
NET ASSETS:
   Beginning of year                                      227,601           251,048                53,082           46,700
                                                        ---------         ---------               -------          -------
   End of year                                          $ 233,183         $ 227,601               $59,557          $53,082
                                                        =========         =========               =======          =======

   * Includes redemption fees of $552. See note 2 in the Notes to Financial Statements.
 (1) For shares issued, reinvested and redeemed, see note 5 in the Notes to Financial Statements.
     "n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       32
                                      ----

                                                                  [LOGO OMITTED]
                                                 FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                                 VALUE FUND                              GROWTH FUND
                                                          -------------------------               ------------------------
                                                            2004              2003                  2004             2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                           $   437           $   306               $  (240)         $  (155)
   Net realized gain (loss) from security transactions      1,640            (1,976)                1,587           (3,268)
   Net change in unrealized appreciation
     (depreciation) on investments                         11,466            (2,006)                8,417           (1,448)
                                                          -------           -------               -------          -------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                       13,543            (3,676)                9,764           (4,871)
                                                          -------           -------               -------          -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Trust Class Shares                                      (385)             (296)                   --               --
     Institutional Sweep Class Shares                         n/a               n/a                   n/a              n/a
     Class A Shares                                           (44)              (16)                   --               --
     Class C Shares                                            --                --                    --               --
   Realized capital gains:
     Trust Class Shares                                        --                --                    --               --
     Class A Shares                                            --                --                    --               --
     Class C Shares                                            --                --                    --               --
     Class D Shares                                           n/a               n/a                   n/a              n/a
                                                          -------           -------               -------          -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                         (429)             (312)                   --               --
                                                          -------           -------               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
     Trust Class Shares:
       Shares issued                                       10,599             8,711                 7,578           14,438
       Shares reinvested                                       25                10                    --               --
       Shares redeemed                                     (6,560)           (6,885)               (5,272)          (3,905)
                                                          -------           -------               -------          -------
     TOTAL TRUST CLASS SHARES TRANSACTIONS                  4,064             1,836                 2,306           10,533
                                                          -------           -------               -------          -------
     Institutional Sweep Class Shares:
       Shares issued                                          n/a               n/a                   n/a              n/a
       Shares reinvested                                      n/a               n/a                   n/a              n/a
       Shares redeemed                                        n/a               n/a                   n/a              n/a
                                                          -------           -------               -------          -------
     TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS      n/a               n/a                   n/a              n/a
                                                          -------           -------               -------          -------
     Class A Shares:
       Shares issued                                        5,205             4,843                 3,829            3,366
       Shares reinvested                                       43                15                    --               --
       Shares redeemed                                     (1,510)             (827)                 (879)          (1,020)
                                                          -------           -------               -------          -------
     TOTAL CLASS A SHARES TRANSACTIONS                      3,738             4,031                 2,950            2,346
                                                          -------           -------               -------          -------
     Class C Shares:
       Shares issued                                          114                49                    90               70
       Shares reinvested                                       --                --                    --               --
       Shares redeemed                                         (6)               --                   (57)              --
                                                          -------           -------               -------          -------
     TOTAL CLASS C SHARES TRANSACTIONS                        108                49                    33               70
                                                          -------           -------               -------          -------
     Class D Shares:
       Shares issued                                          n/a               n/a                   n/a              n/a
       Shares reinvested                                      n/a               n/a                   n/a              n/a
       Shares redeemed                                        n/a               n/a                   n/a              n/a
                                                          -------           -------               -------          -------
     TOTAL CLASS D SHARES TRANSACTIONS                        n/a               n/a                   n/a              n/a
                                                          -------           -------               -------          -------
     TOTAL INCREASE (DECREASE) IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                           7,910             5,916                 5,289           12,949
                                                          -------           -------               -------          -------
         TOTAL INCREASE (DECREASE) IN NET ASSETS           21,024             1,928                15,053            8,078
                                                          -------           -------               -------          -------
NET ASSETS:
   Beginning of year                                       38,119            36,191                23,819           15,741
                                                          -------           -------               -------          -------
   End of year                                            $59,143           $38,119               $38,872          $23,819
                                                          =======           =======               =======          =======

                                                               BURKENROAD FUND
                                                          -------------------------
                                                            2004             2003
-----------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                            $   (7)           $   (3)
   Net realized gain (loss) from security transactions         16               (51)
   Net change in unrealized appreciation
     (depreciation) on investments                            856               (80)
                                                           ------            ------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                          865              (134)
                                                           ------            ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Trust Class Shares                                       n/a               n/a
     Institutional Sweep Class Shares                         n/a               n/a
     Class A Shares                                            --                --
     Class C Shares                                           n/a               n/a
   Realized capital gains:
     Trust Class Shares                                       n/a               n/a
     Class A Shares                                            --                (7)
     Class C Shares                                           n/a               n/a
     Class D Shares                                            --                (3)
                                                           ------            ------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           --               (10)
                                                           ------            ------
CAPITAL SHARE TRANSACTIONS (1):
     Trust Class Shares:
       Shares issued                                          n/a               n/a
       Shares reinvested                                      n/a               n/a
       Shares redeemed                                        n/a               n/a
                                                           ------            ------
     TOTAL TRUST CLASS SHARES TRANSACTIONS                    n/a               n/a
                                                           ------            ------
     Institutional Sweep Class Shares:
       Shares issued                                          n/a               n/a
       Shares reinvested                                      n/a               n/a
       Shares redeemed                                        n/a               n/a
                                                           ------            ------
     TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS      n/a               n/a
                                                           ------            ------
     Class A Shares:
       Shares issued                                          796               898
       Shares reinvested                                       --                 6
       Shares redeemed                                       (311)             (256)
                                                           ------            ------
     TOTAL CLASS A SHARES TRANSACTIONS                        485               648
                                                           ------            ------
     Class C Shares:
       Shares issued                                          n/a               n/a
       Shares reinvested                                      n/a               n/a
       Shares redeemed                                        n/a               n/a
                                                           ------            ------
     TOTAL CLASS C SHARES TRANSACTIONS                        n/a               n/a
                                                           ------            ------
     Class D Shares:
       Shares issued                                          650               338
       Shares reinvested                                       --                 2
       Shares redeemed                                        (35)              (54)*
                                                           ------            ------
     TOTAL CLASS D SHARES TRANSACTIONS                        615               286
                                                           ------            ------
     TOTAL INCREASE (DECREASE) IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                           1,100               934
                                                           ------            ------
         TOTAL INCREASE (DECREASE) IN NET ASSETS            1,965               790
                                                           ------            ------
NET ASSETS:
   Beginning of year                                        1,427               637
                                                           ------            ------
   End of year                                             $3,392            $1,427
                                                           ======            ======

                                      ----
                                       33
                                      ----

--------------------
FINANCIAL HIGHLIGHTS
--------------------
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JANUARY 31,




                  NET ASSET                 NET REALIZED                   DIVIDENDS     DISTRIBUTIONS       TOTAL         NET ASSET
                   VALUE,        NET       AND UNREALIZED                   FROM NET         FROM           DIVIDENDS        VALUE,
                  BEGINNING   INVESTMENT    GAINS (LOSSES)   TOTAL FROM    INVESTMENT      REALIZED            AND           END OF
                  OF PERIOD  INCOME (LOSS) ON INVESTMENTS    OPERATIONS      INCOME         GAINS        DISTRIBUTIONS       PERIOD
------------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++             $ 1.00       $   --*       $   --          $   --*       $   --*        $   --           $   --*          $ 1.00
2003                 1.00         0.01            --            0.01         (0.01)            --            (0.01)            1.00
2002                 1.00         0.03            --            0.03         (0.03)            --            (0.03)            1.00
2001                 1.00         0.04            --            0.04         (0.04)            --            (0.04)            1.00
INSTITUTIONAL SWEEP CLASS SHARES
2004++             $ 1.00       $   --*       $   --          $   --*       $   --*        $   --           $   --*          $ 1.00
2003                 1.00         0.01            --            0.01         (0.01)            --            (0.01)            1.00
2002                 1.00         0.03            --            0.03         (0.03)            --            (0.03)            1.00
2001                 1.00         0.04            --            0.04         (0.04)            --            (0.04)            1.00
CLASS A SHARES
2004++             $ 1.00       $   --*       $   --          $   --*       $   --*        $   --           $   --*          $ 1.00
2003                 1.00         0.01            --            0.01         (0.01)            --            (0.01)            1.00
2002                 1.00         0.02            --            0.02         (0.02)            --            (0.02)            1.00
2001                 1.00         0.04            --            0.04         (0.04)            --            (0.04)            1.00
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++             $15.98       $ 0.60        $(0.11)         $ 0.49        $(0.61)        $   --           $(0.61)          $15.86
2003                15.56         0.75          0.43            1.18         (0.75)         (0.01)           (0.76)           15.98
2002                15.64         0.84          0.16            1.00         (0.84)         (0.24)           (1.08)           15.56
2001                15.00         0.61          0.65            1.26         (0.61)         (0.01)           (0.62)           15.64
CLASS A SHARES
2004++             $15.96       $ 0.56        $(0.11)         $ 0.45        $(0.57)        $   --           $(0.57)          $15.84
2003                15.55         0.71          0.42            1.13         (0.71)         (0.01)           (0.72)           15.96
2002                15.64         0.80          0.16            0.96         (0.81)         (0.24)           (1.05)           15.55
2001                15.00         0.57          0.67            1.24         (0.59)         (0.01)           (0.60)           15.64
CLASS C SHARES
2004++             $16.00       $ 0.45        $(0.12)         $ 0.33        $(0.45)        $   --           $(0.45)          $15.88
2003                15.58         0.52          0.52            1.04         (0.61)         (0.01)           (0.62)           16.00
2002                15.63         0.73          0.15            0.88         (0.69)         (0.24)           (0.93)           15.58
2001                15.00         0.54          0.62            1.16         (0.52)         (0.01)           (0.53)           15.63
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++             $14.60       $ 0.16        $ 4.60          $ 4.76        $(0.16)        $   --           $(0.16)          $19.20
2003                16.31         0.13         (1.71)          (1.58)        (0.13)            --            (0.13)           14.60
2002                16.50         0.12         (0.20)          (0.08)        (0.11)            --            (0.11)           16.31
2001++              15.00         0.03          1.50            1.53         (0.03)            --            (0.03)           16.50
CLASS A SHARES
2004++             $14.58       $ 0.12        $ 4.58          $ 4.70        $(0.12)        $   --           $(0.12)          $19.16
2003                16.29         0.10         (1.71)          (1.61)        (0.10)            --            (0.10)           14.58
2002                16.47         0.10         (0.20)          (0.10)        (0.08)            --            (0.08)           16.29
2001++              15.00        (0.01)         1.50            1.49         (0.02)            --            (0.02)           16.47
CLASS C SHARES
2004++             $14.48       $(0.01)       $ 4.56          $ 4.55        $(0.03)        $   --           $(0.03)          $19.00
2003                16.21         0.08         (1.80)          (1.72)        (0.01)            --            (0.01)           14.48
2002                16.42        (0.02)        (0.19)          (0.21)           --             --               --            16.21
2001++              15.00        (0.07)         1.49            1.42            --             --               --            16.42

 * Amounts represent less than $0.01 per share.
(1) Fund commenced operations on May 31, 2000. All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       34
                                      ----

                                                                  [LOGO OMITTED]
                                                 FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------



                                                                                                       RATIO OF
                                                                                    RATIO OF         EXPENSES TO
                                                               RATIO OF          NET INVESTMENT        AVERAGE
                                        NET ASSETS,          EXPENSES TO          INCOME (LOSS)       NET ASSETS        PORTFOLIO
                      TOTAL                END OF              AVERAGE             TO AVERAGE         (EXCLUDING        TURNOVER
                     RETURN+            PERIOD (000)         NET ASSETS            NET ASSETS          WAIVERS)           RATE
------------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++                  0.47%            $ 79,867                0.58%                0.48%              0.68%             N/A
2003                    1.06               95,974                0.58                 1.07               0.64              N/A
2002                    3.00              135,514                0.58                 3.07               0.68              N/A
2001                    3.96              172,112                0.58                 5.80               0.71              N/A
INSTITUTIONAL SWEEP CLASS SHARES
2004++                  0.22%            $ 48,082                0.83%                0.23%              0.93%             N/A
2003                    0.81               74,704                0.83                 0.81               0.89              N/A
2002                    2.74               83,702                0.83                 2.35               0.93              N/A
2001                    3.79               42,073                0.83                 5.55               0.96              N/A
CLASS A SHARES
2004++                  0.07%            $105,234                0.98%                0.07%              1.08%             N/A
2003                    0.56               56,923                1.08                 0.54               1.14              N/A
2002                    2.49               31,832                1.08                 2.32               1.18              N/A
2001                    3.63               24,642                1.08                 5.25               1.20              N/A
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++                  3.14%            $ 53,621                0.75%                3.76%              0.93%              23%
2003                    7.76               48,400                0.75                 4.77               0.91               33
2002                    6.59               46,195                0.75                 5.37               0.88               70
2001                    8.56               42,451                0.75                 6.07               0.94               37
CLASS A SHARES
2004++                  2.89%            $  5,824                1.00%                3.50%              1.18%              23%
2003                    7.46                4,643                1.00                 4.34               1.16               33
2002                    6.34                  504                1.00                 5.00               1.13               70
2001                    8.38                   72                1.00                 5.73               1.19               37
CLASS C SHARES
2004++                  2.12%            $    112                1.75%                2.79%              1.93%              23%
2003                    6.77                   39                1.75                 3.62               1.91               33
2002                    5.76                    1                1.75                 4.70               1.88               70
2001                    7.92                    1                1.75                 5.29               2.12               37
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++                 32.73%            $ 49,609                1.07%                0.96%              1.13%              79%
2003                   (9.72)              34,109                1.00                 0.82               1.10               71
2002                   (0.37)              35,883                1.00                 0.77               1.07               81
2001++                 10.11               30,359                1.00                 0.25               1.19               54
CLASS A SHARES
2004++                 32.34%            $  9,356                1.32%                0.70%              1.38%              79%
2003                   (9.90)               3,967                1.25                 0.60               1.35               71
2002                   (0.60)                 307                1.25                 0.55               1.32               81
2001++                  9.90                   84                1.25                (0.16)              1.43               54
CLASS C SHARES
2004++                 31.45%            $    178                2.07%               (0.08)%             2.13%              79%
2003                  (10.62)                  43                2.00                (0.10)              2.10               71
2002                   (1.21)                   1                2.00                (0.08)              2.07               81
2001++                  9.40                    1                2.00                (0.67)              2.18               54

  + Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
 ++ Per share data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                      ----
                                       35
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JANUARY 31,



                  NET ASSET                 NET REALIZED                    DIVIDENDS     DISTRIBUTIONS       TOTAL        NET ASSET
                   VALUE,         NET       AND UNREALIZED                     FROM          FROM           DIVIDENDS        VALUE,
                  BEGINNING    INVESTMENT    GAINS (LOSSES)   TOTAL FROM     REALIZED      REALIZED            AND          END OF
                  OF PERIOD      (LOSS)     ON INVESTMENTS    OPERATIONS       GAINS         GAINS        DISTRIBUTIONS     PERIOD
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++             $10.71       $(0.09)       $ 4.12           $ 4.03        $   --         $   --           $   --         $14.74
2003++              13.31        (0.08)        (2.52)           (2.60)           --             --               --          10.71
2002                15.00        (0.04)        (1.65)           (1.69)           --             --               --          13.31
2001                15.00           --            --               --            --             --               --          15.00
CLASS A SHARES
2004++             $10.67       $(0.13)       $ 4.12           $ 3.99        $   --         $   --           $   --         $14.66
2003++              13.31        (0.11)        (2.53)           (2.64)           --             --               --          10.67
2002                15.00        (0.01)        (1.68)           (1.69)           --             --               --          13.31
2001                15.00           --            --               --            --             --               --          15.00
CLASS C SHARES
2004++             $10.52       $(0.22)       $ 4.04           $ 3.82        $   --         $   --           $   --         $14.34
2003++              13.20        (0.19)        (2.49)           (2.68)           --             --               --          10.52
2002                15.00        (0.17)        (1.63)           (1.80)           --             --               --          13.20
2001                15.00           --            --               --            --             --               --          15.00
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2004++             $14.19       $(0.04)       $ 6.55           $ 6.51        $   --         $   --           $   --         $20.70
2003                15.05        (0.02)        (0.74)           (0.76)        (0.10)            --            (0.10)         14.19
2002                15.00        (0.01)         0.06             0.05            --             --               --          15.05
CLASS D SHARES
2004++             $14.18       $(0.09)       $ 6.53           $ 6.44        $   --         $   --           $   --         $20.62
2003                15.05        (0.04)        (0.71)           (0.75)        (0.10)         (0.02)           (0.12)         14.18
2002                15.00        (0.01)         0.06             0.05            --             --               --          15.05

 * This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
(1)Fund commenced operations on January 31, 2001.
(2)Fund commenced operations on December 31, 2001.










    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       36
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------


                                                                                                      RATIO OF
                                                                                                    EXPENSES TO
                                                                                    RATIO OF         AVERAGE
                                                               RATIO OF          NET INVESTMENT      NET ASSETS
                                        NET ASSETS,          EXPENSES TO             (LOSS)         (EXCLUDING          PORTFOLIO
                      TOTAL                END OF              AVERAGE             TO AVERAGE       WAIVERS AND/OR       TURNOVER
                     RETURN+            PERIOD (000)         NET ASSETS            NET ASSETS      REIMBURSEMENTS)         RATE
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2004++                 37.63%             $32,387                1.10%               (0.74)%             1.18%              73%
2003++                (19.53)              21,508                1.05                (0.69)              1.18               79
2002                  (11.24)              15,605                1.00                (0.53)              1.17               73
2001                      --                4,000                   *                    *                  *               --
CLASS A SHARES
2004++                 37.39%             $ 6,350                1.35%               (0.99)%             1.43%              73%
2003++                (19.71)               2,245                1.30                (0.96)              1.43               79
2002                  (11.40)                 135                1.25                (0.84)              1.42               73
2001                      --                    1                   *                    *                  *               --
CLASS C SHARES
2004++                 36.31%             $   135                2.10%               (1.74)%             2.18%              73%
2003++                (20.30)                  66                2.05                (1.73)              2.18               79
2002                  (12.00)                   1                2.00                (1.58)              2.17               73
2001                      --                    1                   *                    *                  *               --
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2004++                 45.88%             $ 2,153                1.40%               (0.23)%             2.90%              21%
2003                   (5.07)               1,064                1.40                (0.22)              3.44               28
2002                    0.33                  521                1.40                (0.89)              2.64                8
CLASS D SHARES
2004++                 45.42%             $ 1,239                1.65%               (0.50)%             3.15%              21%
2003                   (5.14)                 363                1.65                (0.46)              3.69               28
2002                    0.33                  116                1.65                (1.12)              2.89                8


  + Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
 ++ Per share data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                      ----
                                       37
                                      ----

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Arbor Fund ("the Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. SEI Investments Global Funds Services is the "Administrator" of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Treasury Securities Money Market Fund, (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund, (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund, (the "Value Fund"), the Hancock Horizon Growth Fund, (the "Growth Fund"), and the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund") (each a "Fund" and collectively the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.
     In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their Financial Statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in equity securities which are traded on a national securities exchange are stated at the last official closing price on the principal exchange on which they are traded on valuation date or, if there is none, at the last sales price. Equity securities which are reported on the NASDAQ national market system are stated at the official closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees. Debt obligations with sixty days or less until maturity may be valued at their amortized cost.
     Investment securities held by the Treasury Securities Money Market Fund are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Purchase discounts and premiums on securities held by the Strategic Income Bond Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS -- The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the

                                      ----
                                       38
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. The Institutional Sweep Class Shares, Class A Shares, Class C Shares and Class D Shares each bear a specific 12b-1 or Shareholder Servicing Fee (see Note 3 for more information).

CLASSES OF SHARES -- Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Distributions from net investment income are declared daily and paid monthly for the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth and the Burkenroad Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

OTHER - The Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. The Class D shares of the Burkenroad Fund retain a redemption fee of 1.00% on redemptions of shares sold within two years of their purchase date. For the year ended January 31, 2004, there were no redemption fees retained by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER
   AGENT, CUSTODIAN AND DISTRIBUTION AGREEMENTS:

Horizon Advisers, an unincorporated division of Hancock Bank, (the "Adviser") serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds and 0.95% of the average daily net assets of the Burkenroad Fund. The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses of each Fund will not exceed the following:

                       TREASURY
                      SECURITIES   STRATEGIC
                     MONEY MARKET   INCOME       VALUE      GROWTH    BURKENROAD
                         FUND**    BOND FUND**    FUND*      FUND***     FUND**
                     -----------  -----------    -----      -------    ---------
Trust Class Shares       0.58%       0.75%       1.10%       1.10%        n/a
Institutional Sweep
   Class Shares          0.83%        n/a         n/a         n/a         n/a
Class A Shares           1.08%       1.00%       1.35%       1.35%       1.40%
Class C Shares            n/a        1.75%       2.10%       2.10%        n/a
Class D Shares            n/a         n/a         n/a         n/a        1.65%

"n/a" designates that the Fund does not offer this class.
  * Prior to May 31, 2003 the Adviser voluntarily agreed to waive all or a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Value Fund's total annual operating expenses at 1.00%, 1.25% and 2.00% for the Trust Class Shares, Class A Shares and Class C Shares, respectively.
 ** The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2004.
*** The Adviser has voluntarily agreed to waive fees and reimburse expenses.
    This may discontinue at any time.

     The Trust and the Administrator have entered into an Administration Agreement. Effective May 31, 2003, the Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net asset of the Trust) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the assets over $750 million, subject to certain minimum fee levels. Prior to May 31, 2003, under the terms of the Administration Agreement, the Administrator was entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Trust) of: 0.15% up to $100 million, 0.125% on the next $250 million, 0.10% on the next $400 million and 0.08% for assets over $750 million, subject to certain minimum fee levels.


                                      ----
                                       39
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

     Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. Effective September 1, 2003, for providing these services, Hancock Bank was paid an annual fee of $20,000 per class per fund on the first ten cusips and $17,500 per class on the remaining four cusips. From June 1, 2002 until August 31, 2003, Hancock Bank was paid $12,000 per class per fund.
     Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets subject to a minimum of $250 per month.
     The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds. Beginning February 7, 2003, the Distributor has voluntarily agreed to waive up to 0.25% to limit the one-day net income yield of the Class A shares of the Treasury Securities Money Market Fund to not less than 0.05% of the average daily net assets. Each waiver is voluntary and may be terminated at any time.
     The following table summarizes the agreement.

                       TREASURY
                       SECURITIES   STRATEGIC
                      MONEY MARKET    INCOME      VALUE    GROWTH    BURKENROAD
                          FUND       BOND FUND     FUND     FUND        FUND
                      ------------  ----------   --------  -------   ----------
Trust Class Shares         --           --          --       --         n/a
Institutional Sweep
   Class Shares            --          n/a         n/a      n/a         n/a
Class A Shares           0.25%          --          --       --          --
Class C Shares            n/a         0.75%       0.75%    0.75%        n/a
Class D Shares            n/a          n/a         n/a      n/a        0.25%

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.
     During the year ended January 31, 2004, Hancock Investment Securities,Inc. received distribution fees in the amount of $85,234, $8, $8, $6 and $1,116 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.


     The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.
     The following table summarizes the agreement.

                       TREASURY
                       SECURITIES   STRATEGIC
                      MONEY MARKET    INCOME      VALUE    GROWTH    BURKENROAD
                          FUND       BOND FUND     FUND     FUND        FUND
                      ------------  ----------   --------  -------   ----------
Trust Class Shares         --           --          --       --         n/a
Institutional Sweep
   Class Shares          0.25%         n/a         n/a      n/a         n/a
Class A Shares           0.25%        0.25%       0.25%    0.25%       0.25%
Class C Shares            n/a         0.25%       0.25%    0.25%        n/a
Class D Shares            n/a          n/a         n/a      n/a        0.25%

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares.
     During the year ended January 31, 2004, Hancock Investment Securities,Inc. received shareholder servicing fees in the amount of $265,886, $5,256, $4,310, $2,735 and $1,116 for the Treasury Securities Money Market Fund,Strategic Income BondFund, ValueFund,GrowthFund and Burkenroad Fund, respectively.

4. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.
     The Funds had entered into agreements with the Distributor to act as an agent in placing repurchase agreements for the Funds. For the year ended January 31, 2004, the Funds paid the Distributor $27,046, $1,851, $193, $211 and $28 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively, through a reduction in the yield earned by the Funds on those repurchase agreements. As of October 24, 2003 this agreement has been terminated.


                                      ----
                                       40
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

5. CAPITAL SHARES TRANSACTIONS:
Shares issued, reinvested and redeemed for the funds were as follows (000):

                                 TREASURY SECURITIES      STRATEGIC INCOME                                             BURKENROAD
                                  MONEY MARKET FUND          BOND FUND           VALUE FUND         GROWTH FUND           FUND
                                 -------------------      ----------------    ---------------     ---------------    --------------
                                   2004       2003         2004     2003       2004     2003       2004     2003      2004    2003
                                 -------------------      ----------------    ---------------     ---------------    --------------
Trust Class Shares:
  Shares issued                   222,256    102,073        751      578        640      558        602    1,181       n/a     n/a
  Shares reinvested                    --         15          6        4          1        1         --       --       n/a     n/a
  Shares redeemed                (238,363)  (141,628)      (405)    (522)      (393)    (423)      (413)    (345)      n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Total Trust Class Shares
  Transactions                    (16,107)   (39,540)       352       60        248      136        189      836       n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Institutional Sweep
 Class Shares:
  Shares issued                   546,067    401,747        n/a      n/a        n/a      n/a        n/a      n/a       n/a     n/a
  Shares reinvested                     6         14        n/a      n/a        n/a      n/a        n/a      n/a       n/a     n/a
  Shares redeemed                (572,695)  (410,759)       n/a      n/a        n/a      n/a        n/a      n/a       n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Total Institutional Sweep
  Class Shares Transactions       (26,622)    (8,998)       n/a      n/a        n/a      n/a        n/a      n/a       n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Class A Shares:
  Shares issued                   231,043    129,263        176      313        307      308        294      291        46      57
  Shares reinvested                    11         79         12        6          2       --         --       --        --      --
  Shares redeemed                (182,743)  (104,251)      (111)     (60)       (93)     (55)       (71)     (91)      (17)    (17)
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Total Class A Shares
  Transactions                     48,311     25,091         77      259        216      253        223      200        29      40
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Class C Shares:
  Shares issued                       n/a        n/a         11        2          7        3          7        6       n/a     n/a
  Shares redeemed                     n/a        n/a         (6)      --         (1)      --         (4)      --       n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Total Class C Shares
  Transactions                        n/a        n/a          5        2          6        3          3        6       n/a     n/a
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Class D Shares:
  Shares issued                       n/a        n/a        n/a      n/a        n/a      n/a        n/a      n/a        36      21
  Shares redeemed                     n/a        n/a        n/a      n/a        n/a      n/a        n/a      n/a        (2)     (3)
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Total Class D Shares
  Transactions                        n/a        n/a        n/a      n/a        n/a      n/a        n/a      n/a        34      18
                                 --------   --------      -----    -----      -----    -----      -----   ------      ----    ----
Net Change in Capital Shares        5,582    (23,447)       434      321        470      392        415    1,042        63      58
                                 ========   ========      =====    =====      =====    =====      =====   ======      ====    =====

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                      ----
                                       41
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-----------------------------------------
--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2004 were as follows:


                                     OTHER SECURITIES               U.S. GOVERNMENT SECURITIES
                                ---------------------------        ---------------------------
                                  PURCHASES         SALES           PURCHASES        SALES
                                    (000)           (000)             (000)          (000)
                                ------------      ---------        ------------   ------------
Strategic Income Bond Fund        $ 4,975          $ 1,600           $6,107         $12,023
Value Fund                         44,571           37,067               --              --
Growth Fund                        26,318           22,289               --              --
Burkenroad Fund                     1,458              448               --              --

7. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes has been made in the financial statements.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital or undistributed net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                UNDISTRIBUTED
                                NET INVESTMENT       PAID IN        ACCUMULATED NET
                                    INCOME           CAPITAL      REALIZED GAIN (LOSS)
                                     (000)            (000)             (000)
                                     -----           ------            ------
Strategic Income Bond Fund           $ 60            $  --             $(60)
Growth Fund                           240             (240)              --
Burkenroad Fund                         7               (8)               1

The tax character of dividends and distributions paid during the years ended January 31, 2004 and January 31, 2003 were as follows (000):

                                              ORDINARY INCOME    LONG-TERM CAPITAL GAIN           TOTALS
                                            2004          2003       2004       2003         2004          2003
                                            ----          ----       ----       ----         ----          ----
Treasury Securities Money Market Fund      $ 614        $2,003        $--        $--       $  614        $2,003
Strategic Income Bond Fund                 2,147         2,334         --         27        2,147         2,361
Value Fund                                   429           312         --         --          429           312
Burkenroad Fund                               --            10         --         --           --            10

All Funds have a tax year end of April 30. The distributions represent those made during the fiscal years ended January 31.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                      ----
                                       42
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

As of January 31, 2004, the components of Distributable Earnings on a tax basis were as follows (000):

                                               STRATEGIC
                                                 INCOME            VALUE            GROWTH         BURKENROAD
                                                BOND FUND          FUND              FUND             FUND
                                               ----------        --------          -------         ----------
Capital loss carryforwards                       $ (153)          $(2,367)         $(3,461)         $ (19)
Undistributed ordinary income                        16                15               --             --
Undistributed long-term capital gain                 --                --               --             --
Post October losses                                 (25)               --               --            (13)
Other temporary differences                          89                --               --            (10)
Unrealized appreciation                           2,205            13,496            9,010            777
                                                 ------           -------           ------           ----
TOTAL DISTRIBUTABLE EARNINGS                     $2,132           $11,144           $5,549           $735

The components of Distributable Earnings/(Accumulated Losses) for the Funds are estimated at January 31, 2004. The actual amounts to be distributed will not be determined until April 30, 2004 when the Funds complete their tax year end.

Amounts designated as "--" are either $0 or have been rounded to $0.

The Funds had capital loss carryforwards at January 31, 2004 as follows (000):

                                                   2010              2011             2012          TOTAL
                                                 -------           -------           ------        -------
Strategic Income Bond Fund                       $   --            $   88              $65         $  153
Value Fund                                        1,441               926               --          2,367
Growth Fund                                         711             2,750               --          3,461
Burkenroad Fund                                      --                 7               12             19

The Capital loss carryforwards for the Funds are estimated at January 31, 2004. The actual figures will not be determined until April 30, 2004 when the Funds complete their tax year end. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

Amounts designated as "--" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended January 31, 2004, the Value Fund and the Growth Fund utilized capital loss carryforwards of $439,059 and $185,200, respectively, to offset realized capital gains.

Post-October losses represent losses realized on investment transactions from through that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at January 31, 2004, and the net unrealized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2004, were as follows:

                                                                  AGGREGATED         AGGREGATED
                                                                     GROSS             GROSS          NET UNREALIZED
                                           FEDERAL TAX COST      APPRECIATION       DEPRECIATION       APPRECIATION
                                                 (000)               (000)             (000)              (000)
                                           ----------------      ------------       ------------      ---------------
Strategic Income Bond Fund                      $55,630             $ 2,377            $(172)            $ 2,205
Value Fund                                       45,393              13,813             (317)             13,496
Growth Fund                                      29,861               9,271             (261)              9,010
Burkenroad Fund                                   2,667                 844              (67)                777

                                      ----
                                       43
                                      ----

                      This page intentionally left blank.

------------------------------
REPORT OF INDEPENDENT AUDITORS
------------------------------
--------------------------------------------------------------------------------

        To the Board of Trustees of
        The Arbor Fund and the Shareholders of
        Hancock Horizon Treasury Securities Money Market Fund
        Hancock Horizon Strategic Income Bond Fund
        Hancock Horizon Value Fund
        Hancock Horizon Growth Fund
        Hancock Horizon Burkenroad Fund

        In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund and Hancock Horizon Burkenroad Fund (five of the portfolios constituting The Arbor Fund, hereinafter referred to as the "Trust") at January 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


        PricewaterhouseCoopers LLP
        Philadelphia, Pennsylvania
        March 12, 2004


                                      ----
                                       45
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ARBOR FUND (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran

                                TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                  PRINCIPAL OCCUPATION(S)
         AGE(1)                THE TRUST           TIME SERVED(2)                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER              Chairman            (Since 1991)           Currently performs various services on behalf
57 yrs. old                 of the Board                                 of SEI Investments for which Mr. Nesher is
                             of Trustees                                 compensated. Executive Vice President of SEI
                                                                         Investments, 1986-1994. Director and
                                                                         Executive Vice President of the Administrator
                                                                         and the Distributor, 1981-1994.





------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                Trustee            (Since 1992)          Self Employed Consultant since 2003. Partner,
1701 Market Street,                                                      Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                                   1976-2003, counsel to the Trust, SEI Investments,
63 yrs. old                                                              the Administrator and the Distributor. Director
                                                                         of SEI Investments since 1974; Secretary of
                                                                         SEI Investments since 1978.




------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JOHN T. COONEY                 Trustee            (Since 1993)           Vice Chairman of Ameritrust Texas N.A.,
77 yrs. old                                                              1989-1992, and MTrust Corp., 1985-1989.

------------------------------------------------------------------------------------------------------------------------------------


1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                      ----
                                       46
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.



                          NUMBER OF
                            FUNDS
                     IN THE ARBOR TRUST
                      OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
                           MEMBER             HELD BY BOARD MEMBER(3)
------------------------------------------------------------------------------------------------------------------------------------




                             5                 Trustee of The Arbor Funds,
                                               Bishop Street Funds, The
                                               Expedition Funds, The MDL Funds,
                                               SEI Asset Allocation Trust, SEI
                                               Daily Income Trust, SEI Index
                                               Funds, SEI Institutional
                                               International Trust, SEI
                                               Institutional Investments Trust,
                                               SEI Institutional Managed Trust,
                                               SEI Liquid Asset Trust and SEI
                                               Tax Exempt Trust.

------------------------------------------------------------------------------------------------------------------------------------
                             5                 Trustee of The Arbor Funds, The
                                               MDL Funds, The Expedition Funds,
                                               SEI Asset Allocation Trust, SEI
                                               Daily Income Trust, SEI Index
                                               Funds, SEI Institutional
                                               International Trust, SEI
                                               Institutional Investments Trust,
                                               SEI Institutional Managed Trust,
                                               SEI Liquid Asset Trust and SEI
                                               Tax Exempt Trust.

------------------------------------------------------------------------------------------------------------------------------------



                             5                 Trustee of The Arbor Funds,
                                               The MDL Funds, and The
                                               Expedition Funds.

------------------------------------------------------------------------------------------------------------------------------------


                                      ----
                                       47
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ARBOR FUND (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)                THE TRUST           TIME SERVED(2)                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------

ROBERT A. PATTERSON            Trustee            (Since 1993)           Pennsylvania State University, Senior Vice
76 yrs. old                                                              President, Treasurer (Emeritus); Financial
                                                                         and Investment Consultant, Professor of
                                                                         Transportation since 1984; Vice President-
                                                                         Investments, Treasurer, Senior Vice President
                                                                         (Emeritus), 1982-1984. Director,
                                                                         Pennsylvania Research Corp.

------------------------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS               Trustee            (Since 1993)           Private investor from 1987 to present. Vice
74 yrs. old                                                              President and Chief Financial officer, Western
                                                                         Company of North America (petroleum ser-
                                                                         vice company), 1980-1986. President of Gene
                                                                         Peters and Associates (import company),
                                                                         1978-1980. President and Chief Executive
                                                                         Officer of Jos. Schlitz Brewing Company
                                                                         before 1978.

------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY                Trustee            (Since 1994)           Attorney, Solo Practitioner since 1994.
72 yrs. old









------------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                      ----
                                       48
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

                          NUMBER OF
                            FUNDS
                     IN THE ARBOR TRUST
                      OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
                           MEMBER             HELD BY BOARD MEMBER(3)
------------------------------------------------------------------------------------------------------------------------------------





                             5                Member and Treasurer, Board of
                                              Trustees of Grove City College.
                                              Trustee of The Arbor Funds,
                                              The MDL Funds, and The
                                              Expedition Funds.


------------------------------------------------------------------------------------------------------------------------------------
                             5                Trustee of The Arbor Funds,
                                              The MDL Funds, and The
                                              Expedition Funds.





------------------------------------------------------------------------------------------------------------------------------------
                             5                Trustee of The Arbor Funds,
                                              The MDL Funds, The Expedition
                                              Funds, SEI Asset Allocation Trust,
                                              SEI Daily Income Trust, SEI Index
                                              Funds, SEI Institutional International
                                              Trust, SEI Institutional Investments
                                              Trust, SEI Institutional Managed Trust,
                                              SEI Liquid Asset Trust and SEI Tax
                                              Exempt Trust.

------------------------------------------------------------------------------------------------------------------------------------

                                      ----
                                       49
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ARBOR FUND (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)               THE TRUST            TIME SERVED                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------

GEORGE J. SULLIVAN, JR.        Trustee            (Since 1999)           Self Employed Consultant Newfound
61 yrs. old                                                              Consultants Inc. since April 1997. General
                                                                         Partner, Teton Partners, L.P., June 1991-
                                                                         December 1996; Chief Financial Officer,
                                                                         Nobel Partners, L.P., March 1991-December
                                                                         1996; Treasurer and Clerk, Peak Asset
                                                                         Management, Inc., since 1991.






------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------

JAMES F. VOLK, CPA            President           (Since 2003)           Senior Operations Officer, SEIInvestments,
41 yrs. old                                                              Fund Accounting and Administration (1996-present);
                                                                         Assistant Chief Accountant of the U.S. Securities and
                                                                         Exchange Commission's Division of Investment
                                                                         Management (1993-1996).


------------------------------------------------------------------------------------------------------------------------------------
PETER J. GOLDEN         Controller and Chief      (Since 2001)           Director, SEI Investments, Fund Accounting and
39 yrs. old               Financial Officer                              Administration since June 2001. From March 2000 to
                                                                         2001, Vice President of Funds Administration for
                                                                         J.P. Morgan Chase & Co. From 1997 to 2000, Vice
                                                                         President of Pension and Mutual Fund Accounting
                                                                         for Chase Manhattan Bank.


------------------------------------------------------------------------------------------------------------------------------------
LYDIA A. GAVALIS         Vice President and       (Since 1998)           Vice President and Assistant Secretary of
39 yrs. old              Assistant Secretary                             SEI Investments, Assistant Secretary of SEI Investments
                                                                         Global Funds Services since 1998; Assistant
                                                                         General Counsel and Director of Arbitration,
                                                                         Philadelphia Stock Exchange from 1989-1998.


------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO      Assistant Vice President    (Since 2000)           Vice President and Assistant Secretary of SEI
35 yrs. old            and Assistant Secretary                           Investments and General Counsel, Vice President and
                                                                         Assistant Secretary of SEI Investments Global Funds
                                                                         Services since 1999; Associate, Dechert (law firm)
                                                                         from 1997-1999; Associate, Richter, Miller & Finn
                                                                         (law firm) from 1994-1997.

------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.


                                      ----
                                       50
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

                          NUMBER OF
                            FUNDS
                       THE ARBOR TRUST
                      OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
                           MEMBER             HELD BY BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------




                             5                 Trustee, Navigator Securities Lending
                                               Trust, since 1995. Trustee of The
                                               Fulcrum Trust. Trustee of The Arbor
                                               Funds, The MDL Funds, The Expedition
                                               Funds, SEI Asset Allocation Trust,
                                               SEI Daily Income Trust, SEI Index
                                               Funds, SEI Institutional International Trust,
                                               SEI Institutional Investments Trust,
                                               SEI Institutional Managed Trust,
                                               SEI Liquid Asset Trust and SEI Tax
                                               Exempt Trust.


------------------------------------------------------------------------------------------------------------------------------------



                            N/A                        N/A




------------------------------------------------------------------------------------------------------------------------------------
                            N/A                        N/A




------------------------------------------------------------------------------------------------------------------------------------
                            N/A                        N/A




------------------------------------------------------------------------------------------------------------------------------------
                            N/A                        N/A




------------------------------------------------------------------------------------------------------------------------------------

                                      ----
                                       51
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ARBOR FUND (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                    TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)               THE TRUST            TIME SERVED                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

WILLIAM E. ZITELLI    Assistant Vice President    (Since 2000)           Vice President and Assistant Secretary of SEI
35 yrs. old                 and Secretary                                Investments and Vice President and Assistant Secretary
                                                                         of SEI Investments Global Funds Services since 2000;
                                                                         Vice President, Merrill Lynch & Co. Asset
                                                                         Management Group from 1998-2000; Associate
                                                                         at Pepper Hamilton LLP from 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTINE M.             Vice President and       (Since 2000)           Vice President and Assistant Secretary of
MCCULLOUGH               Assistant Secretary                             SEI Investments since 1999; Associate at White
43 yrs. old                                                              and Williams LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH            Vice President and       (Since 2001)           Vice President and Assistant Secretary of
32 yrs. old              Assistant Secretary                             SEI Investments and Assistant Secretary of SEI
                                                                         Investments Global Funds Services and General
                                                                         Counsel and Secretary of SEI Investments Distribution
                                                                         Co. since 2001; Associate at Howard Rice Nemorvoski
                                                                         Canady Falk & Rabkin from 1998-2001;
                                                                         Associate at Seward & Kissel from 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
JOHN MUNERA              Vice President and       (Since 2002)           Middle Office Compliance Officer at SEI
41 yrs. old              Assistant Secretary                             Investments since 2000; Supervising Examiner
                                                                         at Federal Reserve Bank of Philadelphia from
                                                                         1998-2000; B.A. Political Science, University of
                                                                         Pennsylvania, 1986; MBA Temple University, 2000.
------------------------------------------------------------------------------------------------------------------------------------
CORI DAGGET              Vice President and       (Since 2003)           Vice President and Assistant Secretary of SEI
42 yrs. old              Assistant Secretary                             Investments since 2003. Associate at Drinker
                                                                         Biddle & Reath, LLP from 1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER SPRATLEY, CPA      Co-Controller         (Since 2001)           Director, SEI Investments, Fund Accounting and
34 yrs. old                 and Co-Chief                                 Administration since 1999; Audit Manager,
                          Financial Officer                              Ernst &Young LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.



                                      ----
                                       52
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2004
--------------------------------------------------------------------------------

                          NUMBER OF
                            FUNDS
                     IN THE ARBOR TRUST
                      OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
                           MEMBER             HELD BY BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

                             N/A                      N/A





------------------------------------------------------------------------------------------------------------------------------------
                             N/A                      N/A


------------------------------------------------------------------------------------------------------------------------------------
                             N/A                      N/A


------------------------------------------------------------------------------------------------------------------------------------
                             N/A                      N/A


------------------------------------------------------------------------------------------------------------------------------------
                             N/A                      N/A


------------------------------------------------------------------------------------------------------------------------------------
                             N/A                      N/A



------------------------------------------------------------------------------------------------------------------------------------

                                      ----
                                       53
                                      ----

----------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
----------------------------------
--------------------------------------------------------------------------------

For shareholders that do not have a January 31, 2004 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2004, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                                     LONG TERM        ORDINARY
                                                   CAPITAL GAINS      INCOME            TOTAL          DIVIDEND         QUALIFIED
                                                   DISTRIBUTIONS   DISTRIBUTIONS     DISTRIBUTION      RECEIVED         DIVIDEND
FUND                                                (TAX BASIS)     (TAX BASIS)       (TAX BASIS)    DEDUCTIONS (1)      INCOME (2)
-----                                               -------------   -------------     ------------    --------------     -----------
Treasury Securities Money Market                       0.00%          100.00%          100.00%           0.00%              0.00%
Strategic Income Bond                                  0.00%          100.00%          100.00%           0.00%              0.00%
Value                                                  0.00%          100.00%          100.00%         100.00%            100.00%
Growth                                                 0.00%            0.00%            0.00%           0.00%              0.00%
Burkenroad                                             0.00%            0.00%            0.00%           0.00%              0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.




                                      ----
                                       54
                                      ----

-----
NOTES
-----
--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                 MAIN STREET TOUCH.


                               INVESTMENT ADVISER
                                Hancock Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                 P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.


                        THE HANCOCK HORIZON FUNDS:
                        O NOT FDIC INSURED
                        O NO BANK GUARANTEE
                        O MAY LOSE VALUE



                                 [LOGO OMITTED]

                    FOR MORE INFORMATION CALL 1.888.346.6300
                           WWW.HANCOCKHORIZONFUNDS.COM

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's senior financial officers which inclue the principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George J. Sullivan, Jr. and Robert A. Patterson are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

OR

Fees billed by PriceWaterhouseCoopers LLP Related to the Trust

PriceWaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:



----------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
----------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
----------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $86,400           N/A               N/A               $80,000           N/A               N/A
        Fees(1)
----------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
----------------------------------------------------------------------------------------------------------------------------
(c)     Tax Fees   N/A               N/A               N/A               N/A               N/A               N/A

----------------------------------------------------------------------------------------------------------------------------
(d)     All        N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
----------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------------------------------------------
                                                   2004             2003
                ---------------------------------------------------------------
                Audit-Related Fees                 N/A               N/A

                ---------------------------------------------------------------
                Tax Fees                           N/A               N/A
                ---------------------------------------------------------------
                All Other Fees                     N/A               N/A
                ---------------------------------------------------------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by PriceWaterhouseCoopers LLP for the last two fiscal years were $86,400 and $80,000 for 2004 and 2003, respectively.

(h) Not Applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             The Arbor Fund


By (Signature and Title)*

                                         /s/ James F. Volk
                                         ----------------------------
                                         President

Date 03/22/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*
                                         /s/ James F. Volk
                                         ----------------------------
                                         President
Date 03/22/04


By (Signature and Title)*
                                         /s/ Peter J. Golden
                                         ----------------------------
                                         Controller and Chief Financial Officer

Date 03/22/04
* Print the name and title of each signing officer under his or her signature.